AMENDED AND RESTATED RECEIVABLES SALE AGREEMENT


                          DATED AS OF DECEMBER 1, 2005


                                      AMONG


                 BOWATER INCORPORATED AND BOWATER AMERICA INC.,
                                   AS SELLERS,


                                       AND



                              BOWATER FUNDING INC.,
                                    AS BUYER

                                TABLE OF CONTENTS

                                                                            PAGE


ARTICLE I AMOUNTS AND TERMS OF CONTRIBUTIONS AND PURCHASES....................2

Section 1.1    Contribution of Certain Receivables............................2
Section 1.2    Purchases of Other Receivables.................................2

Section 1.3    Payment for the Purchases......................................5

Section 1.4    Purchase Price Credit Adjustments..............................6

Section 1.5    Payments and Computations, Etc.................................6

Section 1.6    License of Software............................................7

Section 1.7    Characterization...............................................7


ARTICLE II REPRESENTATIONS AND WARRANTIES.....................................8

Section 2.1    Representations and Warranties of Each Seller..................8
   (a)   Existence and Power..................................................8
   (b)   Power and Authority; Due Authorization, Execution and Delivery.......9
   (c)   No Conflict..........................................................9
   (d)   Governmental Authorization...........................................9
   (e)   Actions, Suits.......................................................9
   (f)   Binding Effect.......................................................9
   (g)   Accuracy of Information.............................................10
   (h)   Use of Proceeds.....................................................10
   (i)   Good Title..........................................................10
   (j)   Perfection..........................................................10
   (k)   Chief Executive Office and Locations of Records.....................11
   (l)   LockBoxes, Etc......................................................11
   (m)   Seller Material Adverse Effect......................................11
   (n)   Names...............................................................11
   (o)   Ownership...........................................................11
   (p)   Not a Holding Company or an Investment Company......................11
   (q)   Compliance with Law.................................................11
   (r)   Compliance with Credit and Collection Policy........................12
   (s)   Payments to Seller..................................................12
   (t)   Enforceability of Contracts.........................................12
   (u)   Accounting..........................................................12
   (v)   Solvency............................................................12


ARTICLE III CONDITIONS OF PURCHASE...........................................12

Section 3.1    Conditions Precedent to Initial Purchase......................12

Section 3.2    Conditions Precedent to Subsequent Payments...................12

ARTICLE IV COVENANTS.........................................................13

Section 4.1    Affirmative Covenants of Each Seller..........................13
   (a)   Financial Reporting.................................................13
      (i)   Annual Reporting.................................................13
      (ii)     Quarterly Reporting...........................................13
      (iii)    Compliance Certificate........................................14
      (iv)     Change in Credit and Collection Policy........................14
      (v)   Other Information................................................14
   (b)   Notices.............................................................14
      (i)   Termination Events or Unmatured Termination Events...............14
      (ii)     Judgment and Proceedings......................................14
      (iii)    Seller Material Adverse Effect................................14
   (c)   Compliance with Laws and Preservation of Existence..................14
   (d)   Audits..............................................................15
   (e)   Keeping and Marking of Records and Books............................15
    (f)  Compliance with Contracts and Credit and Collection Policy..........16
   (g)   Ownership...........................................................16
   (h)   Agents' and Lenders' Reliance.......................................16
   (i)   Collections.........................................................16
   (j)   Taxes...............................................................17

Section 4.2    Negative Covenants of Each Seller.............................17
   (a)   Name Change, Offices and Records....................................17
   (b)   Change in Payment Instructions to Obligors..........................17
   (c)   Modifications to Contracts and Credit and Collection Policy.........17
   (d)   Sales, Adverse Claims...............................................17
   (e)   Accounting for Purchases............................................18


ARTICLE V TERMINATION EVENTS.................................................18

Section 5.1    Termination Events............................................18

Section 5.2    Remedies......................................................19


ARTICLE VI INDEMNIFICATION...................................................20

Section 6.1    Indemnities by Sellers........................................20

Section 6.2    Other Costs and Expenses......................................22

Section 6.3    Taxes.........................................................22


ARTICLE VII MISCELLANEOUS....................................................23

Section 7.1    Waivers and Amendments........................................23

Section 7.2    Notices.......................................................23

Section 7.3    Protection of Ownership Interests of Buyer....................23

Section 7.4    Confidentiality...............................................24

Section 7.5    Bankruptcy Petition...........................................25

Section 7.6    Return of Funds Not Constituting Collections..................25

Section 7.7    CHOICE OF LAW.................................................25

Section 7.8    CONSENT TO JURISDICTION.......................................25

Section 7.9    WAIVER OF JURY TRIAL..........................................26

Section 7.10      Integration; Binding Effect; Survival of Terms.............26

Section 7.11      Counterparts; Severability; Section References.............26

                             EXHIBITS AND SCHEDULES

Exhibit I             -             Definitions

Exhibit II            -             Jurisdictions of Organization; Chief
                                    Executive Offices; Principal Places of
                                    Business; Locations of
                                    Records; Organizational Identification
                                    Numbers; Other Names

Exhibit III           -             LockBoxes and LockBox Accounts

Exhibit IV            -             Form of Compliance Certificate

Exhibit V-1           -             Form of Purchase Price Loan Note

Exhibit V-2           -             Form of Subordinated Note

Exhibit VI                          Form of Purchase Report

Exhibit VII                         Credit and Collection Policy

Exhibit VIII      .........         Form of Letter of Credit Request

Schedule A                          List of Documents to Be Delivered to Buyer
                                    Prior to the Initial Purchase

                 AMENDED AND RESTATED RECEIVABLES SALE AGREEMENT

     THIS AMENDED AND RESTATED RECEIVABLES SALE AGREEMENT, dated as of December 1, 2005, is by and among Bowater Incorporated, a Delaware corporation (together with its successors, "Bowater" or a "Seller"), Bowater America Inc., a Delaware corporation (together with its successors, "BAI" or a "Seller"), and Bowater Funding Inc., a Delaware corporation (together with its successors, "Buyer"). Unless defined elsewhere herein, capitalized terms used in this Agreement shall have the meanings assigned to such terms in Exhibit I hereto (or, if not defined in Exhibit I hereto, the meaning assigned to such term in the Loan Agreement). This Agreement amends and restates in its entirety that certain Receivables Sale Agreement dated as of December 19, 2002 among the parties (the "Existing Agreement").

                             PRELIMINARY STATEMENTS

          Bowater  now  owns,   and  from  time  to  time  hereafter  will  own,
     Receivables. Bowater wishes to sell to BAI, and BAI wishes to sell and contribute to Buyer (each of Buyer and BAI being sometimes hereinafter referred to as a "Transferee" with respect any such sale or contribution), all of their respective right, title and interest in and to all Receivables originated by Bowater from and after the Initial Cutoff Date through and including the Termination Date, together with the Related Security and Collections with respect thereto.

          In addition, BAI now owns, and from time to time hereafter will own, Receivables. BAI wishes to sell and contribute to Buyer, all of its right, title and interest in and to all Receivables originated by BAI from and after the Initial Cutoff Date through and including the Termination Date, together with the Related Security and Collections with respect thereto.

          Each of the parties hereto intends the transactions contemplated hereby to be true sales or true contributions by the applicable Seller to the applicable Transferee of the Receivables originated or acquired (in each case, as applicable) by it, providing the applicable Transferee with the full benefits of ownership of such Receivables, and none of the parties intends these transactions to be, or for any purpose to be characterized as, loans from any of the Transferees to any of the Sellers.

          Buyer plans to finance its purchases of Receivables hereunder by borrowing under that certain Amended and Restated Loan Agreement dated as of December 1, 2005 (as the same may from time to time hereafter be amended, supplemented, restated or otherwise modified, the "Loan Agreement") among (a) Buyer, as borrower, (b) Bowater, as initial servicer,
     (c) Three Pillars Funding LLC, Variable Funding Capital Company LLC, SunTrust Bank and Wachovia Bank, National Association, as lenders (together with their respective successors and assigns, the "Lenders"), (d) SunTrust Bank and Wachovia Bank, National Association, as "LC Issuers," (e) SunTrust Capital Markets, Inc. and Wachovia

     Bank, National Association, as "Co-Agents," and (f) SunTrust Capital Markets, Inc., as administrative agent (in such capacity, together with its successor and assigns in such capacity, the "Administrative Agent" and, together with the Co-Agents, the "Agents").

          NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                    ARTICLE I
                AMOUNTS AND TERMS OF CONTRIBUTIONS AND PURCHASES

     Section 1.1 Contribution of Certain Receivables.

          (a) Effective on December 19, 2002, BAI contributed, assigned, transferred, set-over and otherwise conveyed to Buyer, and Buyer accepted from BAI as a contribution to Buyer's capital, all Receivables originated by BAI that could not be purchased with cash or the proceeds of a Subordinated Loan in accordance with the limitation specified in Section 1.2(c) of the Existing Agreement (such Receivables, the "Initial
     Contributed Receivables"), together with all Related Security relating thereto and all Collections thereof. The Initial Contributed Receivables had an aggregate Outstanding Balance as of the Initial Cutoff Date of not less than $100,000,000.

          (b) Any Seller may from time to time, at its option, by notice to the applicable Transferee on or prior to the date of the proposed contribution, identify Receivables which it proposes to contribute to such Transferee as a capital contribution. On the date of each such contribution and after giving effect thereto, such Transferee shall own the Receivables so identified and contributed (collectively, the "Contributed Receivables"), together with all Related Security relating thereto and all Collections thereof.

     Section 1.2 Purchases of Other Receivables.

     (a)  Effective on December 19, 2002:

          (i) in consideration for the Purchase Price paid to Bowater and upon the terms and subject to the conditions set forth herein: (A) Bowater sold, assigned, transferred, set-over and otherwise conveyed to BAI, without recourse (except to the extent expressly provided herein), and (B) BAI purchased from Bowater, all of Bowater's right, title and interest in and to all Receivables originated by Bowater and existing as of the close of business on the Initial Cutoff Date, together with all Related Security relating thereto and all Collections thereof; and

          (ii) in consideration for the Purchase Price paid to BAI and upon the terms and subject to the conditions set forth herein: (A) BAI sold, assigned, transferred, set-over and otherwise conveyed to Buyer, without recourse (except to the extent expressly provided herein), and (B) Buyer purchased from BAI, all of BAI's right, title and interest in and to all Receivables (1) originated by Bowater and (2) originated by BAI (other than the Initial Contributed Receivables), and existing as of the close of business on the Initial Cutoff Date, in each case, together with all Related Security relating thereto and all Collections thereof.

(b)      On each Purchase Date after December 19, 2002:

          (i) in consideration for the Purchase Price paid to Bowater and upon the terms and subject to the conditions set forth herein: (A) Bowater does hereby sell, assign, transfer, set-over and otherwise convey to BAI, without recourse (except to the extent expressly provided herein), and (B) BAI shall purchase from Bowater, all of Bowater's right, title and interest in and to all Receivables originated by Bowater and existing as of the close of business on the Business Day immediately prior to such Purchase Date (other than any Contributed Receivables and Receivables previously sold pursuant to this Agreement), in each case, together with all Related Security relating thereto and all Collections thereof; and

          (ii) in consideration for the Purchase Price paid to BAI and upon the terms and subject to the conditions set forth herein: (A) BAI does hereby sell, assign, transfer, set-over and otherwise convey to Buyer, without recourse (except to the extent expressly provided herein), and (B)

     Buyer does hereby purchase from BAI, all of BAI's right, title and interest in and to all Receivables originated by either Bowater or BAI (other than the Initial Contributed Receivables, any Contributed Receivables and Receivables previously sold pursuant to this Agreement) and existing as of the close of business on the Business Day immediately prior to such Purchase Date, in each case, together with all Related Security relating thereto and all Collections thereof.

     (c) Each Transferee shall be obligated to pay the applicable Seller the Purchase Price for the Receivables purchased by it hereunder:

           (i) in immediately available funds,

          (ii) if Bowater has delivered a Letter of Credit Request to BAI, by BAI's causing a Letter of Credit to be issued, and if BAI has delivered a Letter of Credit Request to the Buyer, by Buyer's obtaining and delivery of a Letter of Credit pursuant to the Loan Agreement (in each case, with the issuance of such Letter of Credit constituting a payment of Purchase Price in an amount equal to the sum of (A) the LC Commission, plus (B) the face amount of such Letter of Credit),

          (iii) by delivery to such Seller of the proceeds of a loan from such Seller to such Transferee (each, a "Purchase Price Loan") in an amount not to exceed the least of (A) the remaining unpaid portion of such Purchase Price, (B) the maximum Purchase Price Loan that could be borrowed without rendering the Net Worth less than the Required Capital Amount, and (C) fifteen percent (15%) of such Purchase Price, and/or

          (iv) unless  the  Termination  Date  has  occurred,   by  accepting  a
               contribution to its capital in an amount equal to the remaining unpaid balance of such Purchase Price.

         Each Purchase Price Loan made by Bowater to BAI shall be a senior loan, and all such senior Purchase Price Loans shall be evidenced by a grid promissory note in the form of Exhibit V-1 hereto (the "Purchase Price Loan Note"). Each Purchase Price Loan made by BAI to the Buyer shall be a subordinated loan (each, a "Subordinated Loan"), and all such Subordinated Loans shall be evidenced by a single grid promissory note in the form of Exhibit V-2 hereto (the "Subordinated Note"). Bowater is hereby authorized by BAI to endorse on the schedule attached to the Purchase Price Loan Note an appropriate notation evidencing the date and amount of each advance thereunder, as well as the date of each payment with respect thereto, provided that the failure to make such notation shall not affect any obligation of BAI thereunder. BAI is hereby authorized by Buyer to endorse on the schedule attached to the Subordinated Note an appropriate notation evidencing the date and amount of each advance thereunder, as well as the date of each payment with respect thereto, provided that the failure to make such notation shall not affect any obligation of Buyer thereunder. On each Reporting Date, each Seller shall (or shall require Servicer to) deliver to the applicable Transferee (with a copy to the Administrative Agent, as Buyer's pledgee, if requested by the Administrative Agent) a report in substantially the form of Exhibit VI hereto (each such report being herein called a "Purchase Report") with respect to the Receivables sold or contributed by such Seller during the Calculation Period then most recently ended. In addition to, and not in limitation of, the foregoing, in connection with the payment of the Purchase Price for any Receivables purchased hereunder, each applicable Transferee may request that the applicable Seller deliver, and such Seller shall deliver, such information or documents as such Transferee may reasonably request.

     (d) It is the intention of the parties hereto that each sale or contribution of Receivables to a Transferee pursuant to the Existing Agreement or this Agreement shall constitute a true sale or contribution or other absolute transfer and assignment, which sale, contribution, transfer or assignment is absolute and irrevocable and provides the applicable Transferee with the full benefits of ownership of the Receivables. Except for the Purchase Price Credits owed to the applicable Seller pursuant to Section 1.4, each sale of Receivables under the Existing Agreement or hereunder by a Seller is made without recourse to such Seller; provided, however, that (i) such Seller shall be liable to the applicable Transferee and each of its assigns for all representations, warranties, covenants and indemnities made by such Seller pursuant to the terms of the Transaction Documents to which such Seller is a party, and (ii) no such sale constitutes, or is intended to result in, an assumption by any Transferee or any assignee thereof of any obligation of such Seller or any other Person arising in connection with the Receivables, the related Contracts and/or other Related Security or any other obligations of such Seller. In view of the intention of the parties hereto that each sale or contribution of Receivables made hereunder shall constitute a true sale or contribution of such Receivables rather than a loan secured thereby, each Seller, in accordance with Section 4.1(e)(ii), has ------------------ marked its master data processing records relating to the Receivables with a legend stating that "The accounts receivable of Bowater
Incorporated and Bowater America Inc. reflected herein have been sold or contributed, directly or indirectly, to Bowater Funding Inc. (`SPC'), and a security interest in such receivables has been granted by SPC to SunTrust Capital Markets, Inc., as administrative agent for various parties" and to note in its financial statements that its Receivables have been sold or contributed to the applicable Transferee. Upon the request of any Transferee or the Administrative Agent, each Seller will prepare and file such financing or continuation statements, or amendments thereto or assignments thereof, and such other instruments or notices, as may be necessary or appropriate to perfect and maintain the perfection of its applicable Transferee's (and ultimately, Buyer's) ownership interest in the Receivables and the Related Security that is subject to Article 9 of the UCC and Collections with respect thereto, or as any Transferee or the Administrative Agent may reasonably request.

     Section 1.3 Payment for the Purchases.

          (a) The Purchase Price for each Purchase occurring on December 19, 2002 was paid in full by the applicable Transferee to the applicable Seller on such date in the manner described in Section 1.2(c) of the Existing Agreement. The Purchase Price for each Receivable coming into -------------- existence after the Initial Cutoff Date shall be due and owing in full (but not necessarily payable) by the applicable Transferee to the applicable Seller or its designee on the Purchase Date immediately following the Business Day on which such Receivable comes into existence (except that each Transferee may, with respect to any such Purchase Price, offset against such Purchase Price any amounts owed by such Seller to such Transferee hereunder and which have become due but remain unpaid) and shall be paid to such Seller in the manner provided in the following paragraphs
     (b), (c) and (d).

          (b) With respect to each Receivable (other than a Contributed Receivable) coming into existence after the Initial Cutoff Date, on each Settlement Date, each applicable Transferee shall pay the applicable Seller the Purchase Price therefor, in accordance with Sections 1.2(c) and 1.3(d).

          (c) From and after the Termination Date, no Seller shall be obligated to but may, at its option) sell or contribute Receivables to any Transferee.

          (d) Although the Purchase Price for each Receivable coming into existence after the Initial Cutoff Date shall be due and owing in full by the applicable Transferee to the applicable Seller on the Purchase Date immediately following the Business Day on which such Receivable comes into existence, to the extent that the obligation to pay Purchase Price is not satisfied through arranging the issuance of a Letter of Credit, settlement of the Purchase Price between each Transferee and its applicable Seller shall be effected on a monthly basis on Settlement Dates with respect to all Receivables originated during the same Calculation Period and based on the information contained in the applicable Purchase Report delivered by or on behalf of such Seller for the Calculation Period then most recently ended. Although settlement shall be effected on Settlement Dates, any contribution of capital by a Seller to its Transferee made pursuant to Section 1.3(b) shall be deemed to have occurred -------------- and shall be effective as of the last Business Day of the Calculation Period to which such settlement relates.

               Section 1.4  Purchase  Price Credit  Adjustments.  If on any day:

          (a) the Outstanding Balance of any Receivable purchased from a Seller is:

               (i)  reduced as a result of any  defective,  rejected or returned goods or services, any discount or adjustment or otherwise by such Seller (other than a reduction in such Outstanding Balance resulting from (A) cash Collections received by the applicable Transferee or by its assigns or Servicer, on such Transferee's behalf, on account of such Receivable's Outstanding Balance, or (B) any reserve established against or write-off of such Receivable that is made due to its becoming a Defaulted Receivable or otherwise based on the uncollectibility of such Receivable on account of the insolvency, bankruptcy, lack of creditworthiness or financial inability to pay of the applicable Obligor), or

               (ii) reduced (in whole or in part) as a result of a setoff in respect of any claim by any Person (whether such claim arises out of the same or a related transaction or an unrelated transaction), or

          (b) any of such Seller's representations and warranties set forth in Sections 2.1(i), (j), (r), (s), (t), the second sentence of Section 2.1(q) hereof and the last sentence of Section 2.1(c) are not true when made or deemed made with respect to any Receivable, then, in such event, the applicable Transferee shall be entitled to a credit (each, a "Purchase Price Credit") against the Purchase Price otherwise payable to such Seller hereunder equal to (x) in the case of a reduction under the preceding clause (a)(i) or (ii), the amount of such whole or partial reduction, and (y) in the case of a misrepresentation described in the preceding clause
(b), the full Outstanding Balance of such Receivable. In any event described in clause (a)(i) or (a)(ii), the applicable Transferee shall deem this Receivable collected. If such Purchase Price Credit owing to a Transferee by its applicable Seller exceeds the aggregate Original Balance of the Receivables originated on any day by such Seller, such Seller shall pay the remaining amount of such Purchase Price Credit in cash (i) if the Termination Date has not occurred, not later than the next Settlement Date, and (ii) if the Termination Date has occurred, immediately.

     Section 1.5 Payments and Computations, Etc. All amounts to be paid or deposited by a Transferee hereunder shall be paid or deposited in accordance with the terms hereof on the day when due in immediately available funds to the account of the applicable Seller designated from time to time by such Seller or as otherwise directed by such Seller. In the event that any payment owed by any Person hereunder becomes due on a day that is not a Business Day, then such payment shall be made on the next succeeding Business Day. If any Person fails to pay any amount hereunder when due, such Person agrees to pay, on demand, the Default Fee in respect thereof until paid in full; provided, however, that such Default Fee shall not at any time exceed the maximum rate permitted by applicable law. All computations of interest payable hereunder shall be made on the basis of a year of 360 days for the actual number of days (including the first but excluding the last day) elapsed.

     Section 1.6 License of Software.

               (a) To the extent that any software used by a Seller to account for the Receivables transferred by it is non-transferable, each Seller hereby grants to its Transferee, such Transferee's assigns, the
          Administrative Agent and Servicer an irrevocable, non-exclusive license to use, without royalty or payment of any kind, all such software used by such Seller to account for such Receivables, to the extent necessary to administer such Receivables, whether such software is owned by such Seller or is owned by others and used by such Seller under license agreements with respect thereto, provided that should the consent of any licensor of such software be required for the grant of the license described herein, to be effective, such Seller hereby agrees that upon the request of its Transferee (or its assigns), such Seller will use its reasonable efforts to obtain the consent of such third-party licensor. The license granted hereby shall be irrevocable until the later to occur of (i) indefeasible payment in full of the Obligations (as defined in the Loan Agreement), and (ii) the date on which each of this Agreement and the Loan Agreement terminates in accordance with its terms.

               (b) Upon the request to any Seller by its Transferee and/or the Administrative Agent (as the ultimate assignee), such Seller (i) shall take such action that may be necessary or appropriate to ensure that Buyer has an enforceable ownership interest in the records included in the Receivable Files relating to the Receivables, and (ii) shall use its reasonable efforts to ensure that each of the Buyer, the Administrative Agent and the Servicer has an enforceable right (whether by license or sublicense or otherwise) to use all of the computer software used to account for such Receivables and/or to recreate such records.

     Section 1.7 Characterization. If, notwithstanding the intention of the parties expressed in Section 1.2(d), any sale or contribution by a Seller of Receivables hereunder shall be characterized as a secured loan and not a sale or such sale shall for any reason be ineffective or unenforceable, then this Agreement shall be deemed to constitute a security agreement under the UCC and other applicable law. For this purpose and without being in derogation of the parties' intention that each transfer of Receivables by a Seller hereunder shall constitute a true sale thereof: each Seller hereby grants to its applicable Transferee and its assigns a valid and continuing security interest in all of such Seller's right, title and interest in, to and under all Receivables originated or acquired by such Seller which are now existing or hereafter arising and are intended to be sold or contributed to such Transferee in accordance with the terms of this

Agreement, all Collections and Related Security with respect thereto, all other rights and payments relating to such Receivables and all proceeds of the foregoing to secure the prompt and complete payment of a loan deemed to have been made in an amount equal to the Purchase Price of the Receivables purchased from such Seller together with all other obligations of such Seller hereunder, which security interest shall be prior to all other Adverse Claims thereto. Furthermore, to the extent that any Seller has been granted a security interest pursuant to this Section 1.7, such Seller hereby grants a valid and continuing security interest in such security interest to its applicable Transferee and such Transferee's assigns. The applicable Transferee and its assigns shall have, in addition to the rights and remedies which they may have under this Agreement, all other rights and remedies provided to a secured creditor under the UCC and other applicable law, which rights and remedies shall be cumulative.

     Section 1.8 Extensions of Letters of Credit. From time to time prior to the Termination Date:

     (a) Letters of Credit may be automatically extended by their terms, whereupon each applicable Seller who originally requested the issuance of such Letter of Credit shall pay to its applicable Transferee the applicable L/C Commission (which payment may be made in cash, by reduction of the Purchase Price Loans owing to such Seller, or through reduction of the Purchase Price otherwise payable to such Seller on such date by such Transferee pursuant to this Agreement).

     (b) In addition to automatic extensions described in Section 1.8(a), each Seller may request that its applicable Transferee arrange for the extension of a Letter of Credit with a fixed expiration date, whereupon such Transferee shall arrange or, as applicable, shall request the Buyer to arrange, for the extension of the expiration date of such Letter of Credit, and the Buyer shall obtain and deliver such extension. If the applicable LC Issuer (with the consent of each of the Co-Agents), agrees to such extension, each applicable Seller shall pay its applicable Transferee the applicable LC Commission (which payment may be made in cash, by reduction of the Purchase Price Loans owing to such Seller, or through reduction of the Purchase Price otherwise payable to such Seller on such date by such Transferee pursuant to this Agreement).

     Section 1.9 Expiration of Letters of Credit. In the event that any Letter of Credit expires without being fully drawn or is surrendered for cancellation without being fully drawn, Buyer shall promptly pay to BAI (and, if applicable, BAI shall promptly pay to Bowater) an amount equal to the undrawn balance of such Letter of Credit. The amount of such payment shall be paid in cash to the extent of its available funds or, in case of a payment owing by Buyer, at Buyer's election, by adding the amount to be paid to the outstanding balance under the Subordinated Note provided the aggregate outstanding principal balance thereunder resulting from such addition does not exceed the maximum amount permitted under Section 1.2(c).

                                   ARTICLE II
                         REPRESENTATIONS AND WARRANTIES

        Section 2.1 Representations and Warranties of Each Seller. Each Seller hereby represents and warrants to its applicable Transferee and its assigns on December 19, 2002 and on each Purchase Date thereafter as to such Seller and the Receivables transferred by it that:

     (a) Existence and Power. Such Seller is duly organized under the laws of its jurisdiction of organization specified in Exhibit II hereto. Such Seller is validly existing and in good standing under the laws of its jurisdiction of organization and is duly qualified to do business and is in good standing as a foreign corporation and has and holds all corporate or company power and all governmental licenses, authorizations, consents and approvals required to carry on its business in each jurisdiction in which its business is conducted except where the failure to so qualify or so hold could not reasonably be expected to have a Seller Material Adverse Effect.

     (b) Power and Authority; Due Authorization, Execution and Delivery. The execution and delivery by such Seller of this Agreement and each other Transaction Document to which it is a party, and the performance of its obligations hereunder and thereunder, and such Seller's use of the proceeds of each Purchase made from it hereunder, are within its corporate powers and authority and have been duly authorized by all necessary action on its part. This Agreement and each other Transaction Document to which such Seller is a party has been duly executed and delivered by such Seller.

     (c) No Conflict. The execution and delivery by such Seller of this Agreement and each other Transaction Document to which it is a party, and the performance of its obligations hereunder and thereunder do not contravene or violate (i) its Organizational Documents, (ii) any law, rule or regulation applicable to it, (iii) any restrictions under any agreement, contract or instrument to which it is a party or by which it or any of its property is bound, or (iv) any order, writ, judgment, award, injunction or decree binding on or affecting it or its property, and do not result in the creation or imposition of any Adverse Claim on assets of such Seller or its Subsidiaries (except as created hereunder)except, in any case set forth in clause (ii)-(iv) above, where such contravention or violation could not reasonably be expected to have a Seller Material Adverse Effect. No transaction contemplated hereby requires compliance with any bulk sales act or similar law.

     (d) Governmental Authorization. Other than the filing of the financing statements required hereunder, no authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the due execution and delivery by such Seller of this Agreement and each other Transaction Document to which it is a party and the performance of its obligations hereunder and thereunder.

     (e) Actions, Suits. There is no litigation, arbitration, governmental investigation, proceeding or inquiry pending or, to the knowledge of any of its Senior Executives, threatened against or affecting such Seller or any of its Subsidiaries that, if adversely determined, would have a Seller Material Adverse Effect or which seeks to prevent, enjoin or delay any Purchase.

     (f) Binding Effect. This Agreement and each other Transaction Document to which such Seller is a party constitute the legal, valid and binding obligations of such Seller enforceable against such Seller in accordance with their respective terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws relating to or limiting creditors' rights generally and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).

        (g) Accuracy of Information.

     (i) All written representations, warranties, reports or certificates of any Seller's Senior Executives heretofore furnished by such Seller to its applicable Transferee (or its assigns) for purposes of or in connection with this Agreement, any of the other Transaction Documents or any transaction contemplated hereby or thereby are, and all such written representations, warranties, reports or certificates hereafter furnished by such Seller to its applicable Transferee (or its assigns) shall be, complete and correct and fairly present the information contained therein as of the date such information is certified and do not and will not contain any material misstatement of fact as of such date or omit to state a material fact or any fact necessary to make the information contained therein, taken as a whole with all other written or verbal information provided by such Seller's Senior Executives as of such date, not misleading.

     (ii) To the best of such Seller's knowledge, all verbal information furnished by any Senior Executive of such Seller to its applicable Transferee (or its assigns) for purposes of or in connection with this Agreement, any of the other Transaction Documents or any transaction contemplated hereby or thereby are, and all such verbal information hereafter furnished by any Senior Executive of such Seller to its applicable Transferee (or its assigns) shall be, complete and correct as of the date when made and will not contain any material misstatement of fact as of such date or omit to state a material fact or any fact necessary to make such information, taken as a whole with all other written or verbal information provided by such Seller's Senior Executives as of such date, not misleading.

     (h) Use of Proceeds. No portion of any Purchase Price payment hereunder will be used for a purpose that violates, or would be inconsistent with, any law, rule or regulation applicable to such Seller.

     (i) Good Title. Immediately prior to each Purchase from such Seller hereunder and upon the creation of each Receivable originated after the Initial Cut-Off Date, such Seller (i) is the legal and beneficial owner of such Receivable and the Collections with respect thereto and (ii) is the legal and beneficial owner of the Related Security with respect thereto or possesses a valid and perfected security interest therein, in each case, free and clear of any Adverse Claim, except as created by the Transaction Documents and the Loan Agreement.

     (j) Perfection. This Agreement, together with the filing of the financing statements contemplated hereby, is effective to transfer to such Seller's applicable Transferee

(and such Transferee shall acquire from such Seller): (i) legal and equitable title to, with the right to sell and encumber each Receivable originated or acquired by such Seller, whether now existing and hereafter arising, together with the Collections with respect thereto, and (ii) all of such Seller's right, title and interest in the Related Security associated with each such Receivable, in each case, free and clear of any Adverse Claim, except as created by the Transactions Documents and the Loan Agreement. There have been duly filed all financing statements or other similar instruments or documents necessary under the UCC (or any comparable law) of all appropriate jurisdictions to perfect Buyer's ownership interest in such Receivables, the Related Security and the Collections.

     (k) Chief Executive Office and Locations of Records. The location of the chief executive office of such Seller and the offices where it keeps all of its Receivable Files are located at the address(es) listed on Exhibit II or such other locations of which Buyer has been notified in accordance with Section 4.2(a) in jurisdictions where all action required by Section 4.2(a) has been taken and completed. Such Seller's Organizational Identification Number is correctly set forth on Exhibit II.

     (l) LockBoxes, Etc. The addresses of all existing LockBoxes and the related banks, account names and account numbers for all existing LockBox Accounts are correctly listed on Exhibit III. Each of the LockBox Accounts has been transferred into Buyer's name. Such Seller has not granted any Person, other than Buyer (and the Administrative Agent, as its pledgee) dominion and control of any LockBox or LockBox Account, or the right to take dominion and control of any such LockBox or LockBox Account at a future time or upon the occurrence of a future event.

     (m) Seller Material Adverse Effect. Since the last day of the fiscal year of such Seller as to which financial statements have most recently been delivered pursuant to Section 4.1(a)(i), no event has occurred and is continuing that would have a Seller Material Adverse Effect.

     (n) Names. The name in which such Seller has executed this Agreement is identical to the name of such Seller as indicated on the public record of its jurisdiction of organization as listed on Exhibit II hereto. In the past five
(5) years, such Seller has not used any legal names, trade names or assumed names other than the name in which it has executed this Agreement and as listed on Exhibit II.

     (o) Ownership. Bowater owns 100% of the issued and outstanding equity interests of BAI, and BAI owns 100% of the issued and outstanding equity interests of Buyer. All such equity interests are validly issued, fully paid and nonassessable, and there are no options, warrants or other rights to acquire securities of any Seller (other than Bowater) or Buyer.

     (p) Not a Holding Company or an Investment Company. Such Seller is not a "holding company" or a "subsidiary holding company" of a "holding company" within the meaning of the Public Utility Holding Company Act of 1935, as amended, or any successor statute. Such Seller is not an "investment company" within the meaning of the Investment Company Act of 1940, as amended, or any successor statute.

     (q) Compliance with Law. Such Seller has complied with all applicable laws, rules, regulations, orders, writs, judgments, injunctions, decrees or awards to which it is subject, except where the failure to so comply would not have a Seller Material Adverse Effect. Each Receivable transferred by such Seller, together with the Contract related thereto, does not contravene any laws, rules or regulations applicable thereto (including, without limitation, laws, rules and regulations relating to truth in lending, fair credit billing, fair credit reporting, equal credit opportunity, fair debt collection practices and privacy), and no part of such Contract is in violation of any such law, rule or regulation, except where such contravention or violation could not reasonably be expected to have a Seller Material Adverse Effect.

     (r) Compliance with Credit and Collection Policy. With regard to each Receivable transferred by such Seller, such Seller has complied in all material respects with the Credit and Collection Policy and the related Contract. Such Seller has not made any change in or amendment to the Credit and Collection Policy, except (i) to the extent such change or amendment would not be reasonably likely to materially and adversely affect the collectibility of Receivables transferred by such Seller or to materially decrease the credit quality of any newly created Receivables in any material respect or (ii) to the extent such change or amendment has been consented to by the Buyer and the Co-Agents.

     (s) Payments to Seller. With regard to each Receivable sold by such Seller, the Purchase Price received by such Seller constitutes reasonably equivalent value in consideration therefor. No transfer hereunder by such Seller of any Receivable is or may be voidable under any section of the Bankruptcy Reform Act of 1978 (11 U.S.C. ss.ss. 101 et seq.), as amended.

     (t) Enforceability of Contracts. As of the Purchase Date of each Receivable transferred by such Seller, each Contract with respect to such Receivable is, on such date, effective to create, and has created, a legally valid and binding obligation of the related Obligor to pay the Outstanding Balance of the Receivable created thereunder and any accrued interest thereon, enforceable against the Obligor in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws relating to or limiting creditors' rights generally and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).

     (u) Accounting. The manner in which such Seller accounts for the transactions contemplated by this Agreement in its financial statements does not jeopardize the characterization of the transactions contemplated herein as being true sales.

     (v) Solvency. Such Seller is Solvent.

                                  ARTICLE III
                             CONDITIONS OF PURCHASE

     Section 3.1 Conditions Precedent to Initial Purchase. The initial Purchase under this Agreement is subject to the conditions precedent that (a) Buyer shall have been capitalized with the Initial Contributed Receivables and not less than $300,000 of cash, (b) Buyer shall have received on or before December 19, 2002 those documents listed on Schedule A, and (c) all of the conditions to the initial Loan under the Loan Agreement shall have been satisfied or waived in accordance with the terms thereof.

     Section 3.2 Conditions Precedent to Subsequent Payments. Each applicable Transferee's obligation to pay for Receivables coming into existence after the Initial Cutoff Date shall be subject to the further conditions precedent that:
(a) the Commitment Termination Date shall not have occurred under the Loan Agreement; (b) Buyer (and the Administrative Agent as its pledgee) shall not have received written notice that the indebtedness under the Bowater Credit Agreement has been accelerated (it being understood that this condition precedent cannot be waived by Buyer or its assigns); (c) Buyer (or its assigns) shall have received such other documents as it may reasonably request; and (d) on the date such Receivable came into existence, the following statements shall be true (and acceptance of the proceeds of any payment for such Receivable shall be deemed a representation and warranty by the applicable Seller that such statements are then true):

                    (i) the  representations  and  warranties of such Seller set forth in Article II are true and correct on and as of the date such Receivable came into existence as though made on and as of such date; and

                    (ii)  no  event  has   occurred  and  is   continuing   that
               constitutes a Termination Event.

     Notwithstanding the foregoing conditions precedent, upon the applicable Purchase Date for a Receivable (prior to the occurrence of a Termination Event), title to such Receivable and the Related Security and Collections with respect thereto shall vest in the applicable Transferee, whether or not the conditions precedent to such Transferee's obligation to pay for such Receivable were in fact satisfied and whether or not the Purchase Price has actually been paid as of such date. If any Seller fails to satisfy any of the foregoing conditions precedent, however, Buyer, as the ultimate Transferee, may rescind the related Purchase and direct BAI to pay to Buyer (and BAI may, in turn direct Bowater to pay to BAI) an amount equal to the Purchase Price payment, if any, made with respect to the Receivables included in such Purchase.

                                   ARTICLE IV
                                    COVENANTS

     Section 4.1 Affirmative Covenants of Each Seller. Until the date on which this Agreement terminates in accordance with its terms, each Seller hereby covenants as set forth below:

     (a) Financial Reporting. Bowater will maintain, for itself and each Consolidated Subsidiary, a system of accounting established and administered in accordance with GAAP, and furnish to Buyer and to the Administrative Agent (as Buyer's pledgee) for distribution to the Co-Agents:

          (i) Annual Reporting. Within 120 days after the close of each of its fiscal years, an audit report (with all amounts stated in Dollars), unqualified as to scope or going concern and certified by independent certified public accountants of recognized national standing or otherwise reasonably acceptable to the Administrative Agent, prepared in accordance with GAAP on a consolidated basis for Bowater and the Consolidated Subsidiaries, including a consolidated balance sheet and the related consolidated statements of income, cash flows and statements of changes in common shareholders' equity, setting forth in each case in comparative form the figures for such fiscal year and the previous fiscal year; provided that delivery of a copy of Bowater's Forms 10-K filed with the Securities and Exchange Commission for such fiscal year shall constitute compliance with this requirement.

          (ii) Quarterly Reporting. Within 60 days after the close of the first three quarterly periods of each of its fiscal years, for Bowater and the Consolidated Subsidiaries, an unaudited consolidated balance sheet as at the close of each such period and a consolidated income statement and a statement of cash flows for the period from the beginning of such fiscal year to the end of such quarter, setting forth in the case of such statements of income and cash flows in comparative form the figures for the corresponding quarter and the corresponding portion of Seller's previous fiscal year, all certified (subject to normal year-end adjustments) as to fairness of presentation, preparation in accordance with GAAP and consistency by a Financial Officer of Bowater; provided that delivery of a copy of Bowater's Forms 10-Q filed with the Securities and Exchange Commission for such fiscal quarter shall constitute compliance with this requirement.

          (iii) Compliance Certificate. Together with the financial statements required hereunder, a compliance certificate in substantially the form of
     Exhibit IV signed by a Financial Officer of Bowater and dated the date of such annual financial statement or such quarterly financial statement, as the case may be.

          (iv) Change in Credit and Collection Policy. At least thirty (30) days prior to the effectiveness of any change in or amendment to the Credit and Collection Policy, a notice (A) indicating such proposed change or amendment, and (B) if such proposed change or amendment would be reasonably likely to materially and adversely affect the collectibility of the Receivables transferred by such Seller or to materially decrease the credit quality of any newly created Receivables in any material respect, requesting Buyer's (and the Co-Agents') consent thereto, which consent shall not be unreasonably withheld or delayed.

          (v) Other Information. Promptly, from time to time, such other information, documents, records or reports relating to the Receivables transferred by such Seller or the condition or operations, financial or otherwise, of such Seller as Buyer (or its assigns) may from time to time reasonably request in order to protect the interests of Buyer (and its assigns) under or as contemplated by this Agreement.

     (b) Notices. As soon as practicable and in any event within one (1) Business Day after learning of any of the following, such Seller will notify Buyer (or its assigns) in writing of any of the following, describing the same and, if applicable, the steps being taken with respect thereto:

          (i) Termination Events or Unmatured Termination Events. The occurrence of each Termination Event and each Unmatured Termination Event.

          (ii) Judgment and Proceedings. The institution of any litigation, arbitration proceeding or governmental proceeding against such Seller or any of its Subsidiaries, except proceedings or disputes that, if adversely determined, would not have a Seller Material Adverse Effect.

          (iii) Seller Material Adverse Effect. The occurrence of any event or condition that has had, or would have, a Seller Material Adverse Effect.

     (c) Compliance with Laws and Preservation of Existence. Such Seller will comply in all respects with all applicable laws, rules, regulations, orders, writs, judgments, injunctions, decrees or awards to which it is then subject, except where the failure to so comply could not reasonably be expected to have a Seller Material Adverse Effect. Such Seller will preserve and maintain its legal existence, rights, franchises and privileges in the jurisdiction of its organization, and qualify and remain qualified in good standing as a foreign entity in each jurisdiction where its business is conducted, except where the failure to so qualify or remain in good standing could not reasonably be expected to have a Seller Material Adverse Effect.

     (d) Audits. Such Seller will furnish to Buyer and the Administrative Agent (as Buyer's pledgee) from time to time such information with respect to such Seller and the Receivables transferred by it as Buyer or the Administrative Agent may reasonably request. Such Seller will, from time to time during regular business hours as requested by Buyer (or the Administrative Agent), upon reasonable notice and at the sole cost of such Seller, permit an accounting firm designated by the Administrative Agent (as Buyer's pledgee) and reasonably acceptable to the Buyer: (i) to examine and make copies of and abstracts from all Receivable Files in the possession or under the control of such Seller and other records relating to the Receivables, the Collections and the Related Security, including, without limitation, the related Contracts, and (ii) to visit the offices and properties of such Seller for the purpose of examining such materials described in clause (i) above, and to discuss matters relating to such Seller's financial condition or the Receivables and the Related Security or such Seller's performance under any of the Transaction Documents or such Seller's performance under the Contracts and, in each case, with any of the officers or employees of such Seller having knowledge of such matters; provided, however, that, prior to a Bowater Downgrade and in the absence of a Termination Event, Sellers will only be required to pay for up to one (1) such examination in any calendar year, and provided further, in the event of a Bowater Downgrade, the Sellers shall only be required to pay for up to two (2) such examinations in any calendar year, and provided further, that from and after the occurrence of a Termination Event, the Sellers shall be responsible to pay for, and the Administrative Agent (or its representatives) shall be entitled to conduct, as many examinations as Buyer or the Administrative Agent may deem necessary or appropriate to protect the interests of the Buyer and the Secured Parties.

     (e) Keeping and Marking of Records and Books.

               (i) Such Seller will maintain and implement administrative and operating procedures (including, without limitation, an ability to recreate records evidencing Receivables in the event of the destruction of the originals thereof), and keep and maintain all documents, books, records and other information reasonably necessary or advisable for the collection of all Receivables (including, without limitation, records adequate to permit the immediate identification of each new Receivable and all Collections of and adjustments to each existing Receivable). Such Seller will give Buyer (or its assigns) notice of any material change in the administrative and operating procedures referred to in the previous sentence.

               (ii) Such Seller will (A) on or prior to December 19, 2002, mark its master data processing records and other books and records relating to the Receivables with a legend, acceptable to Buyer (or its assigns), describing Buyer's ownership interests in the Receivables and further describing the security interest of the Administrative Agent (on behalf of the Secured Parties) under the Loan Agreement and
          (B) upon the request of Buyer (or its assigns) from and after the occurrence of a Termination Event: (x) mark each invoice evidencing any Receivable with a legend describing Buyer's ownership thereof and further describing the security interest of the Administrative Agent (on behalf of the Agents and the Lenders) and (y) at any time after such Seller (or one of its Affiliates) is no longer acting as Servicer, deliver to Buyer (or its assigns) all Contracts relating to such Receivables.

     (f) Compliance with Contracts and Credit and Collection Policy. Such Seller will timely and fully (i) perform and comply in all material respects with all provisions, covenants and other promises required to be observed by it under the Contracts related to the Receivables hereunder, and (ii) comply in all material respects with the Credit and Collection Policy in regard to each such Receivable and the related Contract.

     (g) Ownership. Such Seller will take all necessary action to establish and maintain, irrevocably in Buyer as ultimate Transferee: (A) legal and equitable title to the Receivables transferred by it and the related Collections and (B) all of such Seller's right, title and interest in the Related Security associated with the Receivables described in the preceding clause (A), in each case, free and clear of any Adverse Claims other than the Adverse Claims in favor of Buyer (and its assigns) (including, without limitation, the filing of all financing statements or other similar instruments or documents necessary under the UCC (or any comparable law) of all appropriate jurisdictions to perfect Buyer's interest in such Receivables,

Related Security and Collections and such other action to perfect, protect or more fully evidence the interest of Buyer as Buyer (or its assigns) may reasonably request).

     (h) Agents' and Lenders' Reliance. Such Seller acknowledges that the Agents and Lenders are entering into the transactions contemplated by the Loan Agreement in reliance upon Buyer's identity as a legal entity that is separate from such Seller and any Affiliates thereof. Therefore, such Seller will take all reasonable steps within such Seller's control to maintain Buyer's identity as a separate legal entity and to make it manifest to third parties that Buyer is an entity with assets and liabilities distinct from those of such Seller and any Affiliates thereof and not just a division of such Seller or any such Affiliate. Without limiting the generality of the foregoing and in addition to the other covenants set forth herein, such Seller (i) will not hold itself out to third parties as liable for the debts of Buyer nor purport to own any of the Receivables and other assets acquired by Buyer, (ii) will not take any action that would cause Buyer to violate the "separateness covenants" set forth in
Section 9.1.7 of the Loan Agreement and (iii) will cause all tax liabilities arising in connection with the transactions contemplated herein or otherwise to be allocated between such Seller and Buyer on an arm's-length basis and in a manner consistent with the procedures set forth in U.S. Treasury Regulations ss.ss.1.1502-33(d) and 1.1552-1.

     (i) Collections. In the event any payments relating to Receivables transferred by such Seller are remitted directly to such Seller or any Affiliate of such Seller, such Seller will remit (or will cause all such payments to be remitted) directly to a Lockbox Account which is in Buyer's name and listed on
Exhibit III hereto within three (3) Business Days following receipt thereof and, at all times prior to such remittance, such Seller will itself hold or, if applicable, will cause such payments to be held in trust for the exclusive benefit of Buyer and its assigns. Such Seller will transfer exclusive ownership, dominion and control of each LockBox and LockBox Account to Buyer and, will not grant the right to take dominion and control of any LockBox or any LockBox Account at a future time or upon the occurrence of a future event to any Person, except to Buyer, as contemplated by this Agreement, and to the Administrative Agent, as contemplated by the Loan Agreement.

     (j) Taxes. Such Seller will file all tax returns and reports required by law to be filed by it and promptly pay all Covered Taxes at any time owing, except any such Covered Taxes which are not yet delinquent or are being diligently contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP shall have been set aside on its books.

     Section 4.2 Negative Covenants of Each Seller. Until the date on which this Agreement terminates in accordance with its terms, each Seller hereby covenants that:

     (a) Name Change, Offices and Records. Such Seller will not change its (i) state of organization, (ii) legal name, (iii) identity or structure (within the meaning of Article 9 of any applicable enactment of the UCC) or any office where Receivable Files are kept unless, in each of the foregoing cases, it shall have:
(A) given Buyer (and the  Administrative  Agent as Buyer's pledgee) at least ten
(10) Business Days' prior written notice thereof and (B) delivered to the Administrative Agent (as Buyer's pledgee) all financing statements, instruments and other documents reasonably requested by Buyer (or the Administrative Agent, as Buyer's pledgee) in connection with such change or relocation.

     (b) Change in Payment Instructions to Obligors. Such Seller will not add or terminate any LockBox or LockBox Account, or make any change in the instructions to Obligors regarding payments to be made to any LockBox or any LockBox Account, unless Buyer and the Administrative Agent shall have received, at least ten (10) days before the proposed effective date therefor, (i) written notice of such addition, termination or change and (ii) with respect to the addition of a LockBox or LockBox Account, an executed LockBox Account Agreement; provided, however, that Seller may make changes in instructions to Obligors regarding payments if such new instructions require such Obligor to make payments to another existing LockBox or LockBox Account.

     (c) Modifications to Contracts and Credit and Collection Policy. Such Seller will not, without the consent of the Buyer and the Co-Agents, make any change to the Credit and Collection Policy that could reasonably be expected to materially and adversely affect the collectibility of the Receivables transferred by it or materially decrease the credit quality of any of its newly created Receivables. Except (i) in accordance with the Credit and Collection Policy and (ii) as otherwise permitted hereunder and under the Loan Agreement, if such Seller is acting as Servicer pursuant to the Loan Agreement, such Seller will not extend, amend or otherwise modify the terms of any Receivable or any Contract related thereto.

     (d) Sales, Adverse Claims. Such Seller will not sell, assign (by operation of law or otherwise) or otherwise dispose of, or grant any option with respect to, or create or suffer to exist any Adverse Claim upon (including, without limitation, the filing of any financing statement) or with respect to, any Receivable, Related Security or Collections, or upon or with respect to any Contract under which any Receivable arises, or any LockBox or any LockBox Account, or assign any right to receive income with respect thereto (other than, in each case, the creation of the interests therein in favor of Buyer, as provided for herein, and of Lenders, as provided for in the Loan Agreement), and such Seller will defend the right, title and interest of Buyer in, to and under any of the foregoing property, against all claims of third parties claiming through or under such Seller.

     (e) Accounting for Purchases. Such Seller will not, and will not permit any Affiliate to, account for the transactions contemplated hereby in any financial statements in any manner other than the sale (or other outright conveyance) by such Seller to the applicable Transferee of the Receivables and the associated Collections and Related Security except to the extent that such transactions are not recognized on account of consolidated financial reporting in accordance with generally accepted accounting principles.

                                   ARTICLE V
                               TERMINATION EVENTS

     Section 5.1 Termination Events. The occurrence of any one or more of the following events shall constitute a Termination Event:

          (a) Any  Seller  shall fail to make any  payment  or deposit  required
     hereunder   when  due  and  such  failure  shall  continue  for  three  (3)
     consecutive Business Days.

          (b) Any representation, warranty, certification or statement made by any Seller in this Agreement, any other Transaction Document or in any other document delivered pursuant hereto or thereto shall prove to have been incorrect in any material respect when made or deemed made; provided that the materiality threshold in the preceding clause shall not be applicable with respect to any representation or warranty which itself contains a materiality threshold and provided further, that any such incorrect representation, warranty, certification or statement relating to a Receivable for which Buyer has actually received a Purchase Price Credit shall not constitute a Termination Event hereunder.

          (c) Any Seller shall breach any covenant contained in Section 4.1(b)(i) which is not cured within three (3) days, or any Seller shall breach any covenant contained in Section 4.2(c) or 4.2(e), which is not cured within thirty (30) days, or any Seller shall breach any other covenant contained in Section 4.2(a), (b) or (d).

          (d) Any Seller shall breach, fail to perform or observe any covenant contained in any Section of this Agreement (which is not covered by another subsection, paragraph or clause of this Section 5.1) or of any other
     Transaction Document to which it is a party which is not cured within thirty (30) days after written notice from Buyer (or the Administrative Agent, as Buyer's pledgee).

          (e) Failure of any Seller or any of its Subsidiaries to pay any Material Debt when due; or the default by any Seller or any of its Subsidiaries in the performance of any term, provision or condition contained in any agreement under which any Material Debt was created or is governed, or any other event shall occur or condition exist, the effect of which is to cause, or to permit the holder or holders of such Material Debt to cause such Material Debt to become due prior to its stated maturity; or Material Debt of any Seller or any of its Subsidiaries shall be declared to be due and payable or required to be prepaid (other than by a regularly scheduled payment or as a result of the sale of an asset securing such Material Debt) prior to the stated maturity thereof.

          (f) (i) Any Seller shall generally not pay its debts as such debts become due or shall admit in writing its inability to pay its debts generally or shall make a general assignment for the benefit of creditors; or (ii) any proceeding shall be instituted by or against any Seller seeking to adjudicate it bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee or other similar official for it or any substantial part of its property, and, if against Seller, any such proceeding or case shall continue undismissed for a period of sixty
     (60) or more days, or (iii) any Seller shall take any corporate action to authorize any of the actions set forth in the foregoing clauses (i) or (ii) of this subsection (f).

          (g) A Change of Control shall occur.

          (h) A final judgment or judgments for the payment of money in excess of $10,000,000 in the aggregate (exclusive of judgment amounts fully covered by insurance where the insurer has admitted liability in respect of such judgment) or in excess of $50,000,000 in the aggregate (regardless of insurance coverage) shall be rendered by one or more courts, administrative tribunals or other bodies having jurisdiction against any Seller or any of its Subsidiaries and the same shall not be discharged (or provision shall not be made for such discharge), or a stay of execution thereof shall not be procured, within thirty (30) days from the date of entry thereof and the Company or the relevant Subsidiary shall not, within said period of thirty
     (30) days, or such longer period during which execution of the same shall have been stayed, appeal therefrom and cause the execution thereof to be stayed during such appeal

          (i) The Subordinated Note shall be assigned, pledged or otherwise transferred to any Person in violation of the last section thereof.

     Section 5.2 Remedies.

     Upon the occurrence and during the continuation of a Termination Event, Buyer may take any of the following actions: (i) declare the Termination Date to have occurred, whereupon the Termination Date shall forthwith occur, without demand, protest or further notice of any kind, all of which are hereby expressly waived by each Seller; provided, however, that upon the occurrence of a Termination Event described in Section 5.1(f), or of an actual or deemed entry of an order for relief with respect to any Seller under the Federal Bankruptcy Code, the Termination Date shall automatically occur, without demand, protest or any notice of any kind, all of which are hereby expressly waived by each Seller and (ii) to the fullest extent permitted by applicable law, declare that the Default Fee shall accrue with respect to any amounts then due and owing by each Seller to any Transferee. The aforementioned rights and remedies shall be without limitation and shall be in addition to all other rights and remedies of each of the Transferees and its assigns otherwise available under any other provision of this Agreement, by operation of law, at equity or otherwise, all of which are hereby expressly preserved, including, without limitation, all rights and remedies provided under the UCC, all of which rights shall be cumulative.

                                   ARTICLE VI
                                 INDEMNIFICATION

     Section 6.1 Indemnities by Sellers. Without limiting any other rights that any Transferee may have hereunder or under applicable law, each Seller hereby agrees to indemnify (and pay upon demand to) each Transferee and its assigns, officers, directors, agents and employees (each a "Seller Indemnified Party") from and against any and all damages, losses, claims, Covered Taxes, liabilities, costs, expenses and for all other amounts payable, including reasonable attorneys' fees (which attorneys may be employees of a Transferee or any such assign) and disbursements (all of the foregoing being collectively referred to as "Seller

Indemnified Amounts") awarded against or incurred by any of them arising out of any of the following:

          (i) any representation or warranty made by such Seller (or any officers of such Seller) under or in connection with any Purchase Report, this Agreement, any other Transaction Document or any other information or report delivered by or on behalf of such Seller pursuant hereto or thereto that shall have been false or incorrect when made or deemed made, except to the extent Buyer (as the ultimate Transferee) has received a Purchase Price Credit in connection therewith;

          (ii) the failure by such Seller, to comply with any applicable law, rule or regulation with respect to any Receivable transferred by it or any Contract related thereto, or the nonconformity of any such Receivable or Contract included therein with any such applicable law, rule or regulation or any failure of such Seller to keep or perform any of its obligations, express or implied, with respect to any Contract;

          (iii) any failure of such Seller to perform its duties, covenants or other obligations in accordance with the provisions of this Agreement or any other Transaction Document to which such Seller is a party;

          (iv) any products liability, personal injury or damage, suit or other similar claim arising out of or in connection with goods, insurance or services that are the subject of any Contract or any Receivable transferred by such Seller;

          (v) any dispute, claim, offset or defense (other than discharge in bankruptcy of the Obligor or failure to pay due to financial inability) of the Obligor to the payment of any Receivable transferred by such Seller (including, without limitation, a defense based on such Receivable or the related Contract not being a legal, valid and binding obligation of such Obligor enforceable against it in accordance with its terms), or any other claim resulting from the sale of the merchandise or service related to such Receivable or the furnishing or failure to furnish such merchandise or services;

          (vi) the commingling by such Seller of Collections of Receivables at any time with other funds;

          (vii) any investigation, litigation or proceeding related to or arising from this Agreement or any other Transaction Document to which such Seller is a party, the transactions contemplated hereby, such Seller's use of the proceeds of any Purchase from it hereunder, the ownership of the Receivables or any other investigation, litigation or proceeding relating to such Seller in which any Seller Indemnified Party becomes involved as a result of any of the transactions contemplated hereby;

          (viii) any inability to litigate any claim against any Obligor in respect of any Receivable transferred by such Seller as a result of such Obligor being immune from civil and commercial law and suit on the grounds of sovereignty or otherwise from any legal action, suit or proceeding;

          (ix) any failure to vest and maintain vested in Buyer, or to transfer to Buyer, legal and equitable title to, and ownership of, the Receivables and the associated Collections transferred by such Seller, and all of such Seller's right, title and interest in the Related Security associated with such Receivables, in each case, free and clear of any Adverse Claim other than as created under the Loan Agreement;

          (x) the failure to have filed, or any delay in filing, financing statements or other similar instruments or documents under the UCC of any applicable jurisdiction or other applicable laws with respect to any Receivable transferred by such Seller, or the Related Security and Collections with respect thereto, and the proceeds of any thereof, whether at the time of any Purchase from such Seller hereunder or at any subsequent time; and/or

          (xi) any attempt by any Person to void any Purchase from such Seller hereunder under statutory provisions or common law or equitable action;

excluding, however, (a) Seller Indemnified Amounts to the extent a final judgment of a court of competent jurisdiction holds that such Seller Indemnified Amounts resulted from gross negligence or willful misconduct on the part of the Seller Indemnified Party seeking indemnification; (b) Seller Indemnified Amounts to the extent the same includes losses in respect of Receivables that are uncollectible on account of the insolvency, bankruptcy, financial inability to pay or lack of creditworthiness of the related Obligor; and (c) Excluded Taxes. Nothing in this Section 6.1 shall limit the liability of any Seller or limit the recourse of any applicable Transferee (or its assigns) to such Seller for amounts otherwise specifically provided to be paid by such Seller under the terms of this Agreement.

     Anything contained in this Section 6.1 to the contrary notwithstanding: (1) the foregoing indemnification is not intended to, and shall not, constitute a guarantee of the collectibility or payment of the Receivables conveyed hereunder, and (2) nothing in this Section 6.1 shall require any Seller to indemnify any Seller Indemnified Party for Receivables which are not collected, not paid or are otherwise uncollected on account of the insolvency, bankruptcy, lack of creditworthiness or financial inability to pay of the applicable Obligor.

     Section 6.2 Other Costs and Expenses. Subject to Section 4.1(d), each Seller agrees to pay to its applicable Transferee, on demand, all reasonable out-of-pocket costs and expenses in connection with (a) the preparation, execution and delivery of this Agreement and the other documents to be delivered hereunder, (b) the preparation, execution and delivery of any amendment hereto or waiver hereof requested by such Seller, and (b) any and all costs and expenses of such Transferee, if any, including reasonable counsel fees and expenses, in connection with the enforcement of this Agreement and the other documents delivered hereunder.

     Section 6.3 Taxes. All payments by each Seller to or for the account of its Transferee (or any of its assigns) hereunder or under any other Transaction Document to which such Seller is a party shall be made free and clear of and without deduction for any and all Covered Taxes. If any Seller shall be required by law to deduct any Covered Taxes from or in respect of any sum payable hereunder to its applicable Transferee (or any of its assigns), (a) the sum payable shall be increased as necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 6.3), such Transferee (or such assign, as the case may be) receives an amount equal to the sum it would have received had no such deductions been made, (b) such Seller shall make such deductions, (c) such Seller shall pay the full amount deducted to the relevant authority in accordance with applicable law and (d) such Seller shall furnish to such Transferee (and to the Administrative Agent, as the Buyer's pledgee) the original copy of a receipt evidencing payment thereof within 30 days after such payment is made.

                                  ARTICLE VII
                                  MISCELLANEOUS

     Section 7.1 Waivers and Amendments.

          (a) No failure or delay on the part of any Transferee (or its assigns) in exercising any power, right or remedy under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or remedy preclude any other further exercise thereof or the exercise of any other power, right or remedy. The rights and remedies herein provided shall be cumulative and nonexclusive of any rights or remedies provided by law. Any waiver of this Agreement shall be effective only in the specific instance and for the specific purpose for which given.

          (b) No provision of this Agreement may be amended, supplemented, modified or waived except in writing signed by Sellers and Buyer and, to the extent required under the Loan Agreement, the Agents. Any material amendment, supplement, modification of waiver may require the applicable Conduit Lender's receipt of written notice from the rating agencies who rate its Commercial Paper Notes that such change will not cause the rating on the then outstanding Commercial Paper Notes to be downgraded or withdrawn.

     Section 7.2 Notices. All communications and notices provided for hereunder shall be in writing (including bank wire, telecopy or electronic facsimile transmission or similar writing) and shall be given to the other parties hereto at their respective addresses or telecopy numbers set forth on Schedule B hereto or at such other address or telecopy number as such Person may hereafter specify for the purpose of notice to each of the other parties hereto. Each such notice or other communication shall be effective (a) if given by telecopy, upon the receipt thereof, (b) if given by mail, five (5) Business Days after the time such communication is deposited in the mail with first class postage prepaid or (c) if given by any other means, when received at the address specified in this Section 7.2.

     Section    7.3    Protection    of    Ownership    Interests    of   Buyer.


     (a) Each Seller agrees that from time to time, at its expense, it will promptly execute and deliver all instruments and documents, and take all actions, that may be necessary or desirable, or that Buyer (or its assigns) may reasonably request, to perfect, protect or more fully evidence the interest of Buyer and its assigns therein, or to enable Buyer (or its assigns) to exercise and enforce all rights and remedies afforded to any Transferee hereunder. At any time following the earlier to occur of a Termination Event or an Amortization
Event: Buyer (or its assigns) may, at the applicable Seller's sole cost and expense, direct each Seller to notify the Obligors of Receivables transferred by it of the ownership interests of Buyer under this Agreement and may also direct that payments of all amounts due or that become due under any or all Receivables transferred by it be made directly to Buyer or its designee.

     (b) If any Seller fails to perform any of its obligations hereunder:

               (i) Buyer (or its assigns) may (but shall not be required to) perform, or cause performance of, such obligations, and Buyer's (or such assigns') costs and expenses incurred in connection therewith shall be payable by such Seller as provided in Section 6.2;

               (ii) Each Seller irrevocably authorizes Buyer (and its assigns) at any time and from time to time in the sole discretion of Buyer (or its assigns), and appoints Buyer (and its assigns) as its attorney(ies)-in-fact, to act on behalf of such Seller (A) to execute (if necessary) on behalf of such Seller as debtor and to file (with or, to the extent permitted by applicable law, without signatures) financing statements necessary or desirable in Buyer's (or its assigns') sole discretion to perfect and to maintain the perfection and priority of the interest of Buyer in the Receivables transferred by such Seller and the associated Related Security and Collections and
          (B) to file a carbon, photographic or other reproduction of this Agreement or any financing statement with respect to the Receivables as a financing statement in such offices as Buyer (or its assigns) in their sole discretion deem necessary or desirable to perfect and to maintain the perfection and priority of Buyer's interests in such Receivables.

     The appointment under the foregoing clause (ii) is coupled with an interest and is irrevocable.

     Section 7.4 Confidentiality.

               (a) Each  Seller  shall  maintain  and  shall  cause  each of its employees and officers to maintain the confidentiality of the Fee Letters (as defined in the Loan Agreement) and the other confidential or proprietary information with respect to the Agents and Lenders and their respective businesses obtained by it or them in connection with the structuring, negotiating and execution of the transactions contemplated herein, except that each Seller and its officers and employees may disclose such information to such Seller's external accountants, attorneys and other advisors and as required by any applicable law, rule, direction, request or order of any judicial, administrative or regulatory authority or proceeding (whether or not having the force or effect of law). The restrictions in this Section 7.4(a) shall not apply to any information which is or becomes generally available to the public other than as a result of disclosure by a Seller.

               (b) Each Seller hereby consents to the disclosure of any nonpublic information with respect to it (i) to Buyer, the Agents or Lenders by each other, (ii) to any prospective or actual assignee or participant of any of the Persons described in clause (i), and (iii) to any rating agency, Commercial Paper Note dealer or Support Provider (as defined in the Loan Agreement) to any Lender or any entity organized for the purpose of purchasing, or making loans secured by, financial assets for which any of the Agents acts as the administrator or agent or any of the Agents and to any officers, directors, employees, outside accountants and attorneys of any of the foregoing, provided each Person described in the foregoing clauses (ii) and (iii) is informed of the confidential nature of such information and each Person described in the foregoing clause (ii) agrees in writing to maintain the confidential nature of such information. In addition, the Lenders and Agents may disclose any such nonpublic information pursuant to any law, rule, regulation, direction, request or order of any judicial, administrative or regulatory authority or proceedings (whether or not having the force or effect of law).

     Section 7.5 Bankruptcy Petition. Each Seller and Buyer hereby covenant and agree that, prior to the date that is one year and one day after the payment in full of all outstanding senior indebtedness of any Conduit Lender (as defined in the Loan Agreement), it will not institute against, or join any other Person in instituting against, any Conduit Lender any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other similar proceeding under the laws of the United States or any state of the United States.

     Section 7.6 Return of Funds Not Constituting Collections. If any funds other than Collections are received in any Lock Box Account, such remittances will be removed from such account and will be delivered through inter-company transfers or otherwise to the owner thereof within three (3) Business Days following determination that the same do not comprise Collections.

     Section 7.7 CHOICE OF LAW

     . THIS AGREEMENT SHALL BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO THE CONFLICT OF LAW PRINCIPLES THEREOF (OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW) EXCEPT TO

THE EXTENT THAT THE LAWS OF ANOTHER JURISDICTION GOVERN THE PERFECTION, OR THE EFFECT OF PERFECTION OR NONPERFECTION, OF THE OWNERSHIP OR SECURITY INTERESTS OF BUYER.

     Section 7.8 CONSENT TO JURISDICTION. TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, EACH OF THE PARTIES HEREBY IRREVOCABLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF ANY UNITED STATES FEDERAL OR NEW YORK STATE COURT SITTING IN NEW YORK, NEW YORK IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY DOCUMENT EXECUTED BY SUCH PARTY PURSUANT TO THIS AGREEMENT AND EACH OF THE PARTIES HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN ANY SUCH COURT AND IRREVOCABLY WAIVES ANY OBJECTION IT MAY NOW OR HEREAFTER HAVE AS TO THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN SUCH A COURT OR THAT SUCH COURT IS AN INCONVENIENT FORUM. NOTHING HEREIN SHALL LIMIT THE RIGHT OF BUYER (OR ITS ASSIGNS) TO BRING PROCEEDINGS AGAINST ANY SELLER IN THE COURTS OF ANY OTHER JURISDICTION. ANY JUDICIAL PROCEEDING BY ANY SELLER AGAINST BUYER (OR ITS ASSIGNS) OR ANY AFFILIATE THEREOF INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS AGREEMENT OR ANY DOCUMENT EXECUTED BY SUCH SELLER PURSUANT TO THIS AGREEMENT SHALL BE BROUGHT ONLY IN A COURT IN NEW YORK, NEW YORK.

     Section 7.9 WAIVER OF JURY TRIAL. TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, EACH PARTY HERETO HEREBY WAIVES TRIAL BY JURY IN ANY JUDICIAL PROCEEDING INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER (WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE) IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS AGREEMENT, ANY DOCUMENT EXECUTED BY ANY SELLER PURSUANT TO THIS AGREEMENT OR THE RELATIONSHIP ESTABLISHED HEREUNDER OR THEREUNDER.

     Section   7.10   Integration;    Binding   Effect;   Survival   of   Terms.


     (a) This Agreement and each other Transaction Document contain the final and complete integration of all prior expressions by the parties hereto with respect to the subject matter hereof and shall constitute the entire agreement among the parties hereto with respect to the subject matter hereof superseding all prior oral or written understandings.

     (b) This Agreement shall be binding upon and inure to the benefit of Sellers, Buyer and their respective successors and permitted assigns (including any trustee in bankruptcy). No Seller may assign any of its rights and obligations hereunder or any interest herein without the prior written consent of Buyer. Buyer may assign at any time its rights and obligations hereunder and interests herein to any other Person without the consent of any Seller.

Without limiting the foregoing, each Seller acknowledges that Buyer, pursuant to the Loan Agreement, may pledge to the Administrative Agent, for the benefit of the Agents and the Lenders, its rights, remedies, powers and privileges hereunder. Each Seller agrees that the Administrative Agent, as the pledgee of Buyer, shall, subject to the terms of the Loan Agreement, have the right to enforce this Agreement and to exercise directly all of Buyer's rights and remedies under this Agreement (including, without limitation, the right to give or withhold any consents or approvals of Buyer to be given or withheld hereunder). This Agreement shall create and constitute the continuing obligations of the parties hereto in accordance with its terms and shall remain in full force and effect until terminated in accordance with its terms; provided, however, that the rights and remedies with respect to (i) any breach of any representation and warranty made by any Seller pursuant to Article II;
(ii) the indemnification and payment provisions of Article VI; and (iii) Section
7.5 shall be continuing and shall survive any termination of this Agreement.

     Section 7.11 Counterparts; Severability; Section References. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same Agreement. Any provisions of this Agreement which are prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. Unless otherwise expressly indicated, all references herein to "Article," "Section," "Schedule" or "Exhibit" shall mean articles and sections of, and schedules and exhibits to, this Agreement.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered by their duly authorized officers as of the date hereof.

                                        BOWATER INCORPORATED


                                        By:    /s/ William G. Harvey
                                            -----------------------------------
                                            Name:    William G. Harvey
                                            Title:   Senior Vice President and
                                                     Chief Financial Officer



                                        BOWATER AMERICA INC.


                                        By:       /s/ William G. Harvey
                                            -----------------------------------
                                            Name:    William G. Harvey
                                            Title:   Vice President and
                                                     Treasurer


                                        BOWATER FUNDING INC.


                                        By:       /s/ William G. Harvey
                                             -----------------------------------
                                             Name:    William G. Harvey
                                             Title:   President

                                                                       Exhibit I

                                   Definitions

     This is Exhibit I to the Agreement (as hereinafter defined). As used in the Agreement and the Exhibits and Schedules thereto, capitalized terms have the meanings set forth in this Exhibit I (such meanings to be equally applicable to the singular and plural forms thereof). If a capitalized term is used in the Agreement, or any Exhibit or Schedule thereto, and is not otherwise defined therein or in this Exhibit I, such term shall have the meaning assigned thereto in the Loan Agreement (hereinafter defined).

     "Administrative Agent" has the meaning set forth in the Preliminary Statements to the Agreement.

     "Adverse Claim" means any lien (statutory or other), mortgage, pledge, hypothecation, assignment, encumbrance or preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever (including, without limitation, the interest of a vendor or lessor under any conditional sale, capitalized lease or other title retention agreement).

     "Agents" has the meaning set forth in the Preliminary Statements to the Agreement.

     "Agreement" means the Amended and Restated Receivables Sale Agreement, dated as of December 1, 2005, between Sellers and Buyer, as the same may be amended, restated or otherwise modified.

     "BAI" has the meaning set forth in the preamble to the Agreement.

     "Bowater" has the meaning set forth in the preamble to the Agreement.

     "Bowater Credit Agreement" means that certain Credit Agreement dated as of May 22, 2002, between Bowater and various of its Subsidiaries, as borrowers, the lenders from time to time party thereto, and JPMorgan Chase Bank, as administrative agent, as amended, restated or otherwise modified or replaced from time to time.

     "Bowater Downgrade" means that Bowater's unsecured senior debt is rated "BB" or less by S&P or "Ba2" or less by Moody's.

     "Bowater Group" means, collectively, Bowater and each of its Subsidiaries other than any Receivables Entity and any Subsidiary of any Receivables Entity.

     "Buyer" has the meaning set forth in the preamble to the Agreement.

     "Calculation Period" means each calendar month or portion thereof which elapses during the term of the Agreement. The first Calculation Period commenced on December 19, 2002 and the final Calculation Period shall terminate on the Termination Date.

     "Capital Lease Obligations" means, for any Person, all obligations of such Person to pay rent or other amounts under a lease of (or other agreement conveying the right to use) property to the extent such obligations are required to be classified and accounted for as a capital lease on a balance sheet of such Person under GAAP (including Statement of Financial Accounting Standards No. 13 of the Financial Accounting Standards Board), and, for purposes of this Agreement, the amount of such obligations shall be the capitalized amount thereof, determined in accordance with GAAP (including such Statement No. 13).

     "Change of Control" means (a) during any period of 25 consecutive calendar months, a majority of the Board of Directors of Bowater shall no longer be composed of individuals (i) who were members of said Board on the first day of such period, (ii) whose election or nomination to said Board was approved by individuals referred to in clause (i) above constituting at the time of such election or nomination at least a majority of said Board or (iii) whose election or nomination to said Board was approved by individuals referred to in clauses
(i) and (ii) above constituting at the time of such election or nomination at least a majority of said Board, or (b) Bowater ceases to own (directly or indirectly) and control the right to vote 100% of the outstanding shares of voting stock of (i) BAI or (ii) Buyer.

     "Co-Agents" has the meaning set forth in the Preliminary Statements to the Agreement.

     "Collections" means, with respect to any Receivable, all cash collections and other cash proceeds in respect of such Receivable, including, without limitation, all yield, Finance Charges or other related amounts accruing in respect thereof and all cash proceeds of Related Security with respect to such Receivable.

     "Consolidated Subsidiary" means, at any date as of which the same is to be determined, any Subsidiary or other entity the accounts of which would be consolidated with those of Bowater in its consolidated financial statements if such statements were prepared as of such date in accordance with GAAP.

     "Contract" means either (i) a written agreement between a Seller and an Obligor, or (ii) an invoice issued by a Seller to an Obligor, in either of the foregoing cases, pursuant to which such Obligor is obligated to pay for goods, merchandise and/or services.

     "Contributed Receivables" has the meaning set forth in Section 1.1(b) to the Agreement.

     "Covered Taxes" means all Taxes other than Excluded Taxes.

     "Credit and Collection Policy" means the credit and collection policy relating to Contracts and Receivables attached hereto as Exhibit VII, as may be modified from time to time in accordance with this Agreement.

     "Debt" means, with respect to any Person at any date, without  duplication:
(i) all indebtedness of such Person for borrowed money, (ii) all indebtedness of such Person for the deferred purchase price of property or services (other than property and services purchased, and expense accruals and deferred compensation items arising, in the ordinary course of business), (iii) all obligations of such Person evidenced by notes, bonds, debentures or other similar instruments (other than performance, surety and appeal bonds arising in the ordinary course of business), (iv) all indebtedness of such Person created or arising under any conditional sale or other title retention agreement with respect to property acquired by such Person (even though the rights and remedies of the seller or lender under such agreement in the event of default are limited to repossession or sale of such property), (v) all obligations of such Person under leases which have been or should be, in accordance with GAAP, recorded as capital leases, to the extent required to be so recorded, (vi) all reimbursement, payment or similar obligations of such Person, contingent or otherwise, under acceptance, letter of credit or similar facilities (other than letters of credit in support of trade obligations or in connection with workers' compensation, unemployment insurance, old-age pensions and other social security benefits in the ordinary course of business), (vii) all net obligations of such Person in respect of interest rate swap, cap, collar, swaption, option or similar agreements, (viii) all obligations arising in connection with a sale or other transfer of any of such Person's financial assets which are, or are intended to be, classified as loans for federal tax purposes, (ix) all Debt referred to in clauses (i) through
(viii) above guaranteed directly or indirectly by such Person, or in effect guaranteed directly or indirectly by such Person through an agreement (A) to pay or purchase such Debt or to advance or supply funds for the payment or purchase of such Debt, (B) to purchase, sell or lease (as lessee or lessor) property, or to purchase or sell services, primarily for the purpose of enabling the debtor to make payment of such Debt or to assure the holder of such Debt against loss in respect of such Debt, (C) to supply funds to or in any other manner invest in the debtor (including any agreement to pay for property or services irrespective of whether such property is received or such services are rendered) or (D) otherwise to assure a creditor against loss in respect of such Debt, and (x) all Debt referred to in clauses (i) through (viii) above secured by (or for which the holder of such Debt has an existing right, contingent or otherwise, to be secured by) any Adverse Claim, security interest or other charge or encumbrance upon or in property (including, without limitation, accounts and contract rights) owned by such Person, even though such Person has not assumed or become liable for the payment of such Debt.

     "Default Fee" means a per annum rate of interest equal to the sum of (i) the Base Rate, plus (ii) 2.00% per annum.

     "Discount Factor" means a percentage calculated to provide Buyer with a reasonable return on its investment in the Receivables after taking account of
(i) the time value of money based upon the anticipated dates of collection of such Receivables and the weighted average cost to Buyer of obtaining Letters of Credit issued pursuant to the Loan Agreement and financing its investment in such Receivables during such period, (ii) the risk of nonpayment by the Obligors, and (iii) contractual allowances granted to Obligors. Sellers and Buyer may agree from time to time to change the Discount Factor based on changes in one or more of the items affecting the calculation thereof, provided that any change to the Discount Factor shall take effect as of the commencement of a Calculation Period, shall apply only prospectively and shall not affect the Purchase Price payment made prior to the Calculation Period during which Sellers and Buyer agree to make such change.

     "Dollars," "dollars" and "$" shall mean lawful money of the United States of America.

     "Excluded Taxes" means, in the case of Buyer (or any Seller Indemnified Party), taxes imposed on its overall net income, and franchise taxes and branch profit taxes based on net income, imposed on it by (i) the jurisdiction under the laws of which Buyer (or such Seller Indemnified Party) is incorporated or organized or (ii) the jurisdiction in which Buyer's (or such Seller Indemnified Party's) principal executive office is located.

     "Existing Agreement" has the meaning specified in the preamble to this Agreement.

     "Finance Charges" means, with respect to a Contract, any finance, interest, late payment, returned check charges or similar charges owing by an Obligor pursuant to such Contract.

     "Financial Officer" means, as to any Seller, the Chief Financial Officer, Treasurer or Controller of such Seller.

     "GAAP" means accounting principles generally accepted in the United States of America as recommended by the Financial Accounting Standards Board as in effect as of December 19, 2002 applied consistently with the audited financial statements of Bowater and its Consolidated Subsidiaries for the fiscal year ended December 31, 2001.

     "Governmental Authority" means any nation or government, any federal, state, local or other political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative authority or functions of or pertaining to government including any authority or other quasi-governmental entity established to perform any of such functions.

     "Guarantee" means a guarantee, an endorsement, a contingent agreement to purchase or to furnish funds for the payment or maintenance of, or otherwise to be or become contingently liable under or with respect to, the Indebtedness, other obligations, net worth, working capital or earnings of any Person, or a guarantee of the payment of dividends or other distributions upon the stock or equity interests of any Person, or an agreement to purchase, sell or lease (as lessee or lessor) property, products, materials, supplies or services primarily for the purpose of enabling a debtor to make payment of such debtor's obligations or an agreement to assure a creditor against loss, and including causing a bank or other financial institution to issue a letter of credit or other similar instrument for the benefit of another Person, but excluding endorsements for collection or deposit in the ordinary course of business. The terms "Guarantee" and "Guaranteed" used as a verb shall have a correlative meaning.

     "Indebtedness" means, for any Person: (a) obligations created, issued or incurred by such Person for borrowed money (whether by loan, the issuance and sale of debt securities or the sale of property to another Person subject to an understanding or agreement, contingent or otherwise, to repurchase such property from such Person); (b) obligations of such Person to pay the deferred purchase or acquisition price of property or services, other than trade accounts payable (other than for borrowed money) arising, and accrued expenses incurred, in the ordinary course of business, so long as such trade accounts payable are payable within 90 days of the date the respective goods are delivered or the respective services are rendered; (c) Indebtedness of others secured by a Adverse Claim on the property of such Person, whether or not the respective Indebtedness so secured has been assumed by such Person; (d) obligations (contingent or otherwise) of such Person in respect of letters of credit or similar instruments issued or accepted by banks and other financial institutions for account of such Person; (e) Capital Lease Obligations of such Person; (f) Indebtedness of others Guaranteed by such Person; and (g) any obligations of such Person in respect of transactions commonly referred to in commercial settings as an "accounts receivable securitization."

     "Initial Contributed Receivables" has the meaning set forth in Section 1.1(a) to the Agreement.

     "Initial Cutoff Date" means December 18, 2002.

     "Interest Rate Protection Agreement" shall have the meaning given to such term in the Bowater Credit Agreement.

     "IRS" means the Internal Revenue Service and any Person succeeding to the functions thereof.

     "LC Commission" means, for any Letter of Credit on its date of issuance and on each date, if any, on which its expiry date is extended, the product of (a) the LC Premium, multiplied by (b) the face amount of such Letter of Credit, multiplied by (c) the actual number of days until such Letter of Credit's expiry date (or, in the case of an extension, the actual number of days from but excluding the initial expiry date to and including the extended expiry date), divided by 360 days.

     "LC Issuer" means SunTrust Bank or Wachovia Bank, National Association, in its capacity as the issuer of a Letter of Credit.

     "LC Premium" means, for any Letter of Credit on its date of issuance and on each date, if any, on which its expiry date is extended, the excess, if any, of the rate at which the LC Fee (under and as defined in the Co-Agents' Fee Letter) is then being computed over the rate at which the Usage Fee (under and as defined in the Co-Agents' Fee Letter) is being computed.

     "Letter of Credit" means a stand-by letter of credit issued by an LC Issuer in United States dollars upon application of Buyer at the request of a Seller, as extended from time to time in accordance with this Agreement and the Loan Agreement.

     "Letter of Credit Request" means a request in the form of Exhibit VIII hereto, with appropriate insertions thereto, duly executed by a Seller.

     "Lenders" has the meaning set forth in the Preliminary Statements to the Agreement.

     "Loan Agreement" has the meaning set forth in the Preliminary Statements to the Agreement.

     "Material Debt" means Debt of any Seller and/or one or more of its Subsidiaries (other than Buyer), arising in one or more related or unrelated transactions, in an aggregate principal or face amount exceeding $50,000,000.
For purposes of determining Material Debt, the "principal amount" of the obligations of any Person in respect of any Interest Rate Protection Agreement at any time shall be the maximum aggregate amount (giving effect to any netting requirements) that such Person would be required to pay if such Interest Rate Protection Agreement were terminated at such time.

     "Moody's" means Moody's Investors Service, Inc.

     "Net Worth" means as of the last Business Day of each Calculation Period preceding any date of determination, the excess, if any, of (a) the aggregate Outstanding Balance of the Receivables at such time, over (b) the sum of (i) the aggregate outstanding principal balance of the Loans under the Loan Agreement at such time, plus (ii) the aggregate outstanding principal balance of the Subordinated Loans (including any Subordinated Loan proposed to be made on the date of determination).

                  "Organizational Documents" means, for any Person, the documents for its formation and organization, which, for example, (a) for a corporation are its corporate charter and bylaws, (b) for a partnership are its certificate of partnership (if applicable) and partnership agreement, (c) for a limited liability company are its certificate of formation or organization and its operating agreement, regulations or the like and (d) for a trust is the trust agreement, declaration of trust, indenture or bylaws under which it is created.

     "Original Balance" means, with respect to any Receivable, the Outstanding Balance of such Receivable on the date it was created.

     "Outstanding Balance" of any Receivable at any time means the then outstanding principal balance thereof.

     "Person" means an individual, partnership, limited liability company, corporation (including a business trust), joint stock company, trust, unincorporated association, joint venture, government or any agency or political subdivision thereof or any other entity.

     "Purchase"  means each purchase by a Transferee  from a Seller  pursuant to
Section 1.2 of the Agreement of Receivables and the Related Security and Collections related thereto.

     "Purchase Date" means December 19, 2002 and each such subsequent Business Day on or before the Termination Date.

     "Purchase Price" means, with respect to each Purchase by a Transferee from a Seller, the aggregate price to be paid by such Transferee to such Seller for such Purchase in accordance with Section 1.3 of the Agreement for the Receivables transferred by such Seller and the associated Collections and Related Security, which price shall equal on any date (i) the product of (x) the Outstanding Balance of such Receivables being sold on such date, multiplied by (y) one minus the Discount Factor in effect on such date, minus (ii) any Purchase Price Credits to be credited in accordance with Section 1.4 of the Agreement against the Purchase Price otherwise payable.

     "Purchase Price Credit" has the meaning set forth in Section 1.4 of the Agreement.

     "Purchase Price Loan" has the meaning set forth in Section 1.2(c).

     "Purchase Price Loan Note" has the meaning set forth in
Section 1.2(c).

     "Purchase Report" has the meaning set forth in Section 1.2(c) of the Agreement.

     "QSPE" means each subsidiary of Bowater organized for a limited purpose with traditional "bankruptcy-remote" features such as an independent director or member, provided that:

     (a) either no portion of the Indebtedness or any other obligations (contingent or otherwise) of such Subsidiary (i) is Guaranteed by any member of the Bowater Group, (ii) is recourse to or obligates any member of the Bowater Group in any way other than pursuant to Standard Securitization Undertakings or
(iii) subjects any property of any member of the Bowater Group, directly or indirectly, contingently or otherwise, to the satisfaction thereof (other than, in the case of this clause (iii), pursuant to Standard Securitization Undertakings),

     (b) with which no member of the Bowater Group has any material contract, agreement, arrangement or understanding other than on terms no less favorable to any member of the Bowater Group than those that might be obtained at the time from Persons that are not Affiliates of any member of the Bowater Group, and

     (c) to which no member of the Bowater Group has any obligation to maintain or preserve such entity's financial condition or cause such entity to achieve certain levels of operating results.

     "Receivable" means all indebtedness and other obligations owed to a Seller (at the times it arises, including, without limitation, before giving effect to any transfer or conveyance under the Agreement and whether evidenced by chattel paper or any instrument) arising in connection with the sale of goods or the rendering of services by such Seller (other than as to any sales of goods (a) to any Affiliate of such Seller, or (b) which are incidental to the sale of any operational unit of such Seller), and further includes the applicable Obligor's obligation to pay any Finance Charges, freight charges and other obligations of such Obligor with respect thereto. Indebtedness and other rights and obligations arising from any one transaction, including, without limitation, indebtedness and other rights and obligations represented by an individual invoice, shall
constitute  a  Receivable   separate   from  a  Receivable
consisting of the indebtedness and other rights and obligations arising from any other transaction; provided, that any indebtedness, rights or obligations referred to in the immediately preceding sentence shall be a Receivable regardless or whether the account debtor or applicable Seller treats such indebtedness, rights or obligations as a separate payment obligation.

     "Receivables Entity" means (a) the Buyer and (b) any other direct or indirect Subsidiary of Bowater (or another Person in which any member of the Bowater Group may make an Investment) to which any member of the Bowater Group sells, conveys or otherwise transfers (whether directly or indirectly) accounts receivable and Related Security and/or one or more financial instruments arising from the sale (whether through the sale of stock, membership interests or assets) of accounts receivable and Related Security, which engages in no material activities other than in connection with the financing of such assets and which is designated by Bowater (as provided below) as a Receivables Entity,
(i) no portion of the Indebtedness or any other obligations (contingent or otherwise) of which (A) is Guaranteed by any member of the Bowater Group, (B) is recourse to or obligates any member of the Bowater Group in any way other than pursuant to Standard Securitization Undertakings or (C) subjects any property of any member of the Bowater Group, directly or indirectly, contingently or otherwise, to the satisfaction thereof, other than such accounts receivable and Related Security sold, conveyed or otherwise transferred into the applicable securitization permitted by Bowater's agreements governing Indebtedness and other than pursuant to Standard Securitization Undertakings, (ii) with which no member of the Bowater Group has any material contract, agreement, arrangement or understanding other than on terms no less favorable to any member of the Bowater Group than those that might be obtained at the time from Persons that are not Affiliates of any member of the Bowater Group, other than fees payable in the ordinary course of business in connection with servicing receivables, and (iii) to which no member of the Bowater Group has any obligation to maintain or preserve such entity's financial condition or cause such entity to achieve certain levels of operating results. Any such designation by Bowater shall be evidenced to the Administrative Agent by filing with the Administrative Agent an officer's certificate of Bowater certifying, to the best of such officer's knowledge and belief after consulting with counsel, that such designation complied with the foregoing conditions.

     "Related Security" means, with respect to any Receivable, (a) all right, title and interest, but none of the obligations, of the applicable Seller, in the goods (including returned goods), if any, relating to the sale which gave rise to such Receivable, (b) all right, title and interest, but none of the obligations, of such Seller, in, to and under other Adverse Claims and property subject to Adverse Claims from time to time purporting to secure payment of such Receivable, whether pursuant to the Contract related to such Receivable or otherwise, (c) all UCC financing statements or similar instruments covering any collateral securing payment of such Receivable, (d) all guaranties, indemnities, insurance and other agreements (including the related Receivable File) or arrangement and other collateral of whatever character from time to time supporting or securing payment of such Receivable, whether pursuant to the Contract relating to such Receivable or otherwise relating to such Receivable,
(e) all right, title and interest, if any, of such Seller in any related money held in any LockBox or LockBox Account, and (f) all other instruments and all rights under the documents in the Receivables File relating to such Receivables and all rights (but not obligations) relating to such Receivables.

     "Reporting Date" means the second Business Day preceding each Distribution Date (as defined in the Loan Agreement).

     "Required Capital Amount" means (a) as of any date of determination while the Loan Agreement remains in effect, an amount equal to the greater of (i) the product of (A) 1.5 times the product of the Default Ratio (as defined in the Loan Agreement) times the Loss Horizon Ratio (as defined in the Loan Agreement) times (B) the Outstanding Balance of all Receivables as of such date, each as determined from the most recent Monthly Report delivered to Administrative Agent, and (ii) the amount necessary to ensure that Buyer remains Solvent, and
(b) at all other times, the amount  determined  pursuant to the preceding clause
(a)(ii).

     "S&P" means Standard & Poor's Ratings Group, a division of The McGraw-Hill Companies, Inc.

     "Seller" has the meaning set forth in the preamble to the Agreement.

     "Seller Indemnified Amounts" has the meaning set forth in Section 6.1.

     "Seller Indemnified Party" has the meaning set forth in Section 6.1.

     "Seller Material Adverse Effect" means a material adverse effect on (i) on the business, property, condition (financial or otherwise) or results of operations or prospects of Sellers and their Subsidiaries taken as a whole, (ii) the ability of any Seller to perform its obligations under the Agreement or any other Transaction Document to which it is a party, (iii) the legality, validity or enforceability of the Agreement or any other Transaction Document, (iv) the interest of any Transferee or of the Administrative Agent (on behalf of the Agents and the Lenders) in the Receivables generally or in any significant portion of the Receivables, the Related Security or Collections with respect thereto, or (v) the collectibility of the Receivables generally or of any material portion of the Receivables.

     "Senior Executive" means, as to any Seller, the Chief Executive Officer, Chief Financial Officer, President, Treasurer, Assistant Treasurer, Controller, Secretary, Assistant Secretary, Executive Vice President, Senior Vice President or Director of Corporate Finance of such Seller.

     "Settlement Date" means, with respect to each Calculation Period, the second Business Day after the Reporting Date following the end of such Calculation Period.

     "Solvent" means with respect to any Person that as of the date of determination both (A)(i) the then fair saleable value of the property of such Person is (y) greater than the total amount of liabilities (including contingent liabilities) of such Person and (z) not less than the amount that will be required to pay the probable liabilities on such Person's then existing debts as they become absolute and matured considering all financing alternatives and potential asset sales reasonably available to such Person; (ii) such Person's capital is not unreasonably small in relation to its business or any contemplated or undertaken transaction; and (iii) such Person does not intend to incur, or believe (nor should it reasonably believe) that it will incur, debts beyond its ability to pay such debts as they become due; and (B) such Person is "solvent" within the meaning given that term and similar terms under applicable laws relating to fraudulent transfers and conveyances. For purposes of this definition, the amount of any contingent liability at any time shall be computed as the amount that, in light of all of the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability.

     "Standard Securitization Undertakings" means, collectively, (i) customary arms-length servicing obligations (together with any related performance guarantees), (ii) obligations (together with any related performance guarantees) to refund the purchase price or grant purchase price credits for dilutive events or misrepresentation (in each case unrelated to the collectibility of receivables or creditworthiness of the associated account debtors), (iii) representations, warranties, covenants and indemnities (together with any related performance guarantees) of a type that are reasonably customary in accounts receivable securitizations (or, in the case of a QSPE, the transactions of the type for which such Person was organized) and (iv) in the case of a QSPE, a guarantee by members of the Bowater Group of any make-whole premium (but not any principal or interest) on Indebtedness of the QSPE.

     "Subordinated Loan" has the meaning set forth in Section 1.2(c).

     "Subordinated Note" has the meaning set forth in Section 1.2(c).

     "Subsidiary" means, for any Person, any corporation, partnership or other entity of which at least a majority of the securities or other ownership interests having by the terms thereof ordinary voting power to elect a majority of the board of directors or other persons performing similar functions of such corporation, partnership or other entity (irrespective of whether or not at the time securities or other ownership interests of any other class or classes of such corporation, partnership or other entity shall have or might have voting power by reason of the happening of any contingency) is at the time directly or indirectly owned or controlled by such Person or one or more Subsidiaries of such Person or by such Person and one or more Subsidiaries of such Person; provided, however, that the term "Subsidiary" shall not include any QSPE.

     "Taxes" means any and all present or future taxes, duties, levies, imposts, deductions, charges or withholdings, and any and all liabilities (including but not limited to interest and penalties) with respect to the foregoing, imposed by any Governmental Authority.

     "Termination Date" means the earliest to occur of (i) the Commitment Termination Date under and as defined in the Loan Agreement, (ii) the Business Day immediately prior to the occurrence of a Termination Event set forth in
Section 5.1(f), (iii) the Business Day specified in a written notice from Buyer to Sellers following the occurrence of any other Termination Event, (v) the date which is ten (10) Business Days after Buyer's receipt of written notice from any Seller that it wishes to terminate the facility evidenced by this Agreement, and
(v) the first date on which the condition precedent in Section 3.2(b) is not satisfied.

     "Termination Event" has the meaning set forth in Section 5.1 of the Agreement.

     "Transaction Documents" means, collectively, this Agreement, each LockBox Account Agreement, the Subordinated Note, each Purchase Price Loan Note, and all other instruments, documents and agreements executed and delivered in connection herewith.

     "Transferee" has the meaning set forth in the preliminary statements to the Agreement.

     "Unmatured Termination Event" means an event which, with the passage of time or the giving of notice, or both, would constitute a Termination Event.

     All accounting terms not specifically defined herein shall be construed in accordance with GAAP. All terms used in Article 9 of the UCC in the State of New York, and not specifically defined herein, are used herein as defined in such
Article 9.

                                   Exhibit II

      JURISDICTIONS OF ORGANIZATION; CHIEF EXECUTIVE OFFICES; PRINCIPAL PLACES
               OF BUSINESS; LOCATIONS OF RECORDS; ORGANIZATIONAL
                       IDENTIFICATION NUMBERS; OTHER NAMES



                                                                                                              Organizational
             Jurisdiction of      Chief Executive Office/                                                     Identification
   Entity     Organization     Principal Place of Business     Locations of Records                        Number   Other Names
---------------------------------------- -------------------- -------------------------------- -------------------------------------
                                                                Lisle, IL  60532
                                                                177 Broad Street, 10th Floor
                                                                Stamford, CT  06901
                                                                28 Park Ridge Road
                                                                San Rafael, CA  94903

44


                                   Exhibit III
                         LOCKBOXES AND LOCKBOX ACCOUNTS

     Bank of America

         Bowater Funding Inc.
         Account Number 3750202618

         PO Box 100207
         Atlanta, GA  30384

         PO Box 503362
         St. Louis, MO 63150

         PO Box 503393
         St. Louis, MO 63150


     Wachovia Bank

         Bowater Funding Inc.
         Account Number 0451023812
         PO Box 75081
         Charlotte, NC  28275

         Bowater Funding Inc.
         Account Number 2345038
         3 Bishopsgate, London  EC2N 3AB


     JPMorgan Chase Manhattan Bank

         Bowater Funding Inc.
         ABA 021000021
         Account Number 9102524478   (electronic lockbox)

                                   Exhibit IV
                         FORM OF COMPLIANCE CERTIFICATE

     This Compliance Certificate is furnished pursuant to that certain Amended and Restated Receivables Sale Agreement dated as of December 1, 2005, among Bowater Incorporated (together with its successors, "Bowater"), Bowater America Inc., and Bowater Funding Inc. (as amended, restated or otherwise modified from time to time, the "Agreement"). Capitalized terms used and not otherwise defined herein are used with the meanings attributed thereto in the Agreement.

     THE UNDERSIGNED FINANCIAL OFFICER HEREBY CERTIFIES THAT:

     1........I am the duly elected ______________ of Bowater.

     2........I  have  reviewed the terms of the  Agreement  and I have made, or have  caused  to be  made  under  my  supervision,  a  detailed  review  of  the transactions and conditions of Bowater and its Subsidiaries during the accounting period covered by the attached financial statements.

     3........The  examinations described in paragraph 2 did not disclose, and I have no knowledge of, the existence of any condition or event which constitutes a Termination Event or an Unmatured Termination Event, as each such term is defined under the Agreement, during or at the end of the accounting period covered by the attached financial statements or as of the date of this Certificate[, except as set forth below].

     [4.......Described  below are the  exceptions,  if any,  to  paragraph 3 by listing, in detail, the nature of the condition or event, the period during which it has existed and the action which Bowater has taken, is taking, or proposes to take with respect to each such condition or event:
_______________________________].

     The foregoing certifications, together with the financial statements delivered with this Certificate, are made and delivered this ____ day of ______________, 200_.

                                                     BOWATER INCORPORATED


                                                     By:_______________________
                                                     Name:
                                                     Title:

                                   Exhibit V-1
                       [FORM OF] PURCHASE PRICE LOAN NOTE

     PURCHASE PRICE LOAN NOTE December 1, 2005

     1 Note. FOR VALUE RECEIVED, the undersigned, Bowater America Inc., a Delaware corporation ("Transferee"), hereby unconditionally promises to pay to the order of Bowater Incorporated, a Delaware corporation ("Seller"), in lawful money of the United States of America and in immediately available funds, upon demand, the aggregate unpaid principal sum outstanding of all Purchase Price Loans made from time to time by Seller to Transferee pursuant to and in accordance with the terms of that certain Amended and Restated Receivables Sale Agreement dated as of December 1, 2005 among Seller, Transferee and certain of their affiliates (as amended, restated, supplemented or otherwise modified from time to time, the "Sale Agreement"). Reference to Sections 1.2(c) and 1.3(b) of the Sale Agreement is hereby made for a statement of the terms and conditions under which the loans evidenced hereby have been and will be made. Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to such terms in the Sale Agreement. This Purchase Price Loan Note amends and restates in its entirety that certain Purchase Price Loan Note dated December 19, 2002 made by Transferee in favor of Seller.

     2 Interest. Transferee further promises to pay interest on the outstanding unpaid principal amount hereof from the date of the initial Purchase Price Loan hereunder until payment in full hereof at a rate per annum equal to the Prime Rate (as hereinafter defined); provided, however, that if Transferee shall default in the payment of any principal hereof, Transferee promises to pay, on demand, interest at the rate equal to the Prime Rate plus 2.00% per annum on any such unpaid amounts, from the date such payment is due to the date of actual payment. Interest shall be payable on the first Business Day of each month in arrears; provided, however, that Transferee may elect on the date any interest payment is due hereunder to defer such payment and upon such election the amount of interest due but unpaid on such date shall constitute principal under this Purchase Price Loan Note. The outstanding principal of any loan made under this Purchase Price Loan Note may be repaid or prepaid at any time without premium or penalty. As used herein, "Prime Rate" means a rate per annum equal to the prime rate published from time to time in The Wall Street Journal, changing when and as such published rate changes and shall be computed for actual days elapsed on the basis of a year consisting of 360 days.

     3. Principal. Seller is authorized and directed by Transferee to enter on the grid attached hereto, or, at its option, in its books and records, the date and amount of each Purchase Price Loan and the amount of each payment of principal made by Transferee, and absent manifest error, such entries shall constitute prima facie evidence of the accuracy of the information so entered; provided that neither the failure of Seller to make any such entry or any error therein shall expand, limit or affect the obligations of Transferee hereunder.

     4  GOVERNING  LAW. THIS PURCHASE PRICE LOAN NOTE SHALL BE GOVERNED BY
THE INTERNAL LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO THE CONFLICT OF LAW PRINCIPLES THEREOF (OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW). WHEREVER POSSIBLE EACH PROVISION OF THIS PURCHASE PRICE LOAN NOTE SHALL BE INTERPRETED IN SUCH MANNER AS TO BE EFFECTIVE AND VALID UNDER APPLICABLE LAW, BUT IF ANY PROVISION OF THIS PURCHASE PRICE LOAN NOTE SHALL BE PROHIBITED BY OR INVALID UNDER APPLICABLE LAW, SUCH PROVISION SHALL BE INEFFECTIVE TO THE EXTENT OF SUCH PROHIBITION OR INVALIDITY, WITHOUT INVALIDATING THE REMAINDER OF SUCH PROVISION OR THE REMAINING PROVISIONS OF THIS PURCHASE PRICE LOAN NOTE.

     5........Waivers.  All parties  hereto,  whether as makers,  endorsers,  or otherwise, severally waive presentment for payment, demand, protest and notice of dishonor.

                                             BOWATER AMERICA INC.


                                             By:_____________________________
                                             Name:
                                             Title:

                                    SCHEDULE
                                       TO
                            PURCHASE PRICE LOAN NOTE
                 PURCHASE PRICE LOANS AND PAYMENTS OF PRINCIPAL

-----------------------------------------------------------------------------------------------------------

                  AMOUNT OF        AMOUNT OF     UNPAID
                SUBORDINATED      PRINICIPAL    PRINCIPAL         NOTATION MADE
    DATE           LOAN             PAID         BALANCE           BY (INITIALS)
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------


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

                                   Exhibit V-2
                           [FORM OF] SUBORDINATED NOTE

                                SUBORDINATED NOTE
                                                                December 1, 2005

     1 Note. FOR VALUE RECEIVED, the undersigned, Bowater Funding Inc., a Delaware corporation ("Buyer"), hereby unconditionally promises to pay to the order of Bowater America Inc., a Delaware corporation ("BAI"), in lawful money of the United States of America and in immediately available funds, on or before the date following the Termination Date which is one year and one day after the date on which (i) the Outstanding Balance of all Receivables sold by BAI under that certain Amended and Restated Receivables Sale Agreement dated as of December 1, 2005 between BAI and certain of its affiliates and Buyer (as amended, restated, supplemented or otherwise modified from time to time, the "Sale Agreement") has been reduced to zero and (ii) BAI has paid to Buyer all indemnities, adjustments and other amounts which may be owed thereunder in connection with the Purchases thereunder (the "Collection Date"), the aggregate unpaid principal sum outstanding of all Subordinated Loans made from time to time by BAI to Buyer pursuant to and in accordance with the terms of the Sale Agreement. Reference to Sections 1.2(c) and 1.3(b) of the Sale Agreement is hereby made for a statement of the terms and conditions under which the loans evidenced hereby have been and will be made. Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to such terms in the Sale Agreement. This Subordinated Note amends and restates in its entirety that certain Subordinated Note dated December 19, 2002 made by Buyer in favor of BAI.

     2 Interest. Buyer further promises to pay interest on the outstanding unpaid principal amount hereof from the date of the initial Subordinated Loan hereunder until payment in full hereof at a rate per annum equal to the Prime Rate (as hereinafter defined); provided, however, that if Buyer shall default in the payment of any principal hereof, Buyer promises to pay, on demand, interest at the rate equal to the Prime Rate plus 2.00% per annum on any such unpaid amounts, from the date such payment is due to the date of actual payment. Interest shall be payable on the first Business Day of each month in arrears; provided, however, that Buyer may elect on the date any interest payment is due hereunder to defer such payment and upon such election the amount of interest due but unpaid on such date shall constitute principal under this Subordinated Note. The outstanding principal of any loan made under this Subordinated Note shall be due and payable on the Collection Date and may be repaid or prepaid at any time without premium or penalty. As used herein, "Prime Rate" means a rate per annum equal to the prime rate published from time to time in The Wall Street Journal, changing when and as such published rate changes and shall be computed for actual days elapsed on the basis of a year consisting of 360 days.

     3 Principal. BAI is authorized and directed by Buyer to enter on the grid attached hereto, or, at its option, in its books and records, the date and amount of each

Subordinated Loan and the amount of each payment of principal made by Buyer, and absent manifest error, such entries shall constitute prima facie evidence of the accuracy of the information so entered; provided that neither the failure of BAI to make any such entry or any error therein shall expand, limit or affect the obligations of Buyer hereunder.

     4 Subordination. BAI shall have the right to receive, and Buyer shall make, any and all payments and prepayments relating to the loans made under this Subordinated Note, provided that, after giving effect to any such payment or prepayment, the aggregate Outstanding Balance of Receivables owned by Buyer at such time exceeds any and all then outstanding "Obligations" under and as defined in that certain Loan Agreement dated as of December 1, 2005 by and among Buyer, Bowater Incorporated, as initial Servicer, various lenders and co-agents, and SunTrust Capital Markets, Inc., a Tennessee corporation, as "Administrative Agent" (as amended, restated, supplemented or otherwise modified from time to time, the "Loan Agreement"). BAI hereby agrees that at any time during which the conditions set forth in the proviso of the immediately preceding sentence shall not be satisfied, BAI shall be subordinate in right of payment to the prior payment of all Obligations under and as defined under the Loan Agreement. The subordination provisions contained herein are for the direct benefit of, and may be enforced by, Administrative Agent, on behalf of the Secured Parties under and as defined in the Loan Agreement (Administrative Agent and the Secured Parties being hereinafter collectively referred to as the "Senior Claimants"). Until the date on which the "Obligations" under and as defined in the Loan Agreement (all such Obligations, collectively, the "Senior Claim") have been indefeasibly paid and satisfied in full, BAI shall not institute against Buyer any proceeding of the type described in Section 5.1(f) of the Sale Agreement unless and until the Collection Date has occurred. Should any payment, distribution or security or proceeds thereof be received by BAI in violation of this Section 4, BAI agrees that such payment shall be segregated, received and held in trust for the benefit of, and deemed to be the property of, and shall be immediately paid over and delivered to Administrative Agent for the benefit of the Senior Claimants.

     5 Bankruptcy; Insolvency. Upon the occurrence of any proceeding of the type described in Section 5.1(f) of the Sale Agreement involving Buyer as debtor, then and in any such event the Senior Claimants shall receive payment in full of all amounts due or to become due on or in respect of the Aggregate Invested Amount and the Senior Claim (including, without limitation, any interest thereon accruing after the commencement of any such proceeding, whether or not any or all of such interest is an allowable claim in any such proceeding) before BAI is entitled to receive payment on account of this Subordinated Note, and to that end, any payment or distribution of assets of Buyer of any kind or character, whether in cash, securities or other property, in any applicable insolvency proceeding, which would otherwise be payable to or deliverable upon or with respect to any or all indebtedness under this Subordinated Note, is hereby assigned to and shall be paid or delivered by the Person making such payment or delivery (whether a trustee in bankruptcy, a receiver, custodian or liquidating trustee or otherwise) directly to Administrative Agent for application to, or as collateral for the payment of, the Senior Claim until such Senior Claim shall have been paid in full and satisfied.

     6 Amendments. This Subordinated Note shall not be amended or modified except in accordance with Section 7.1 of the Sale Agreement. The terms of this Subordinated Note may not be amended or otherwise modified without the prior written consent of each of the Agents (under and as defined in the Loan Agreement).

     7 GOVERNING LAW. THIS SUBORDINATED NOTE SHALL BE GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO THE CONFLICT OF LAW PRINCIPLES THEREOF (OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW). WHEREVER POSSIBLE EACH PROVISION OF THIS SUBORDINATED NOTE SHALL BE INTERPRETED IN SUCH MANNER AS TO BE EFFECTIVE AND VALID UNDER APPLICABLE LAW, BUT IF ANY PROVISION OF THIS SUBORDINATED NOTE SHALL BE PROHIBITED BY OR INVALID UNDER APPLICABLE LAW, SUCH PROVISION SHALL BE INEFFECTIVE TO THE EXTENT OF SUCH PROHIBITION OR INVALIDITY, WITHOUT INVALIDATING THE REMAINDER OF SUCH PROVISION OR THE REMAINING PROVISIONS OF THIS SUBORDINATED NOTE.

     8 Waivers. All parties hereto, whether as makers, endorsers, or otherwise, severally waive presentment for payment, demand, protest and notice of dishonor. BAI additionally expressly waives all notice of the acceptance by any Senior Claimant of the subordination and other provisions of this Subordinated Note and expressly waives reliance by any Senior Claimant upon the subordination and other provisions herein provided.

     9 Assignment, Pledge and Transfer. This Subordinated Note may not assigned, pledged or otherwise transferred to any Person other than its delivery to the Administrative Agent, and any attempted assignment, pledge or transfer in violation hereof shall be void ab initio.

                                              BOWATER FUNDING INC.


                                              By:_____________________________
                                              Name:
                                              Title:

                                    SCHEDULE
                                       TO
                                SUBORDINATED NOTE
                  SUBORDINATED LOANS AND PAYMENTS OF PRINCIPAL

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             AMOUNT OF           AMOUNT OF         UNPAID
            SUBORDINATED         PRINCIPAL        PRINCIPAL        NOTATION MADE
     DATE     LOAN                 PAID           BALANCE          BY(INITIALS)
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------


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

                                   Exhibit VI
                            [FORM OF] PURCHASE REPORT

          For the Calculation Period beginning [date] and ending [date]

                                                                 -----


TO:      ______________________, AS TRANSFEREE, AND THE ADMINISTRATIVE
         AGENT

--------------------------------------------------------- -------------------------- ----------------------- ---------
--------------------------------------------------------- -------------------------- ----------------------- ---------
Aggregate Outstanding Balance of all Receivables
created during the period:                                $_____________                                        A
--------------------------------------------------------- -------------------------- ----------------------- ---------
--------------------------------------------------------- -------------------------- ----------------------- ---------
Less (if applicable): Aggregate Outstanding Balance of all Receivables
contributed during the period:
                                                          $____________)                                       (B)
--------------------------------------------------------- -------------------------- ----------------------- ---------
Equals:  Aggregate Outstanding Balance of all
Receivables sold during the period (A - B ):
                                                                                     $___________               =C
--------------------------------------------------------- -------------------------- ----------------------- ---------
Less:  Purchase Price discount during the Period:
                                                          ($____________)                                      (D)
--------------------------------------------------------- -------------------------- ----------------------- ---------
Equals:  Gross Purchase Price Payable during the period
(A - D)                                                                              $____________              =E
--------------------------------------------------------- -------------------------- ----------------------- ---------
Less:  Total Purchase Price Credits arising during the
Period:                                                   ($____________)                                      (F)
--------------------------------------------------------- -------------------------- ----------------------- ---------
Equals:  Net Purchase Price payable during the Period
(E - F):                                                                             $____________              =G
--------------------------------------------------------- -------------------------- ----------------------- ---------

--------------------------------------------------------- -------------------------- ----------------------- ---------
Cash Purchase Price Paid to Seller:                       $_____________                                        H
--------------------------------------------------------- -------------------------- ----------------------- ---------



                                   Exhibit VII
                          CREDIT AND COLLECTION POLICY

                                  CREDIT MANUAL
                              BOWATER INCORPORATED
                                 PAPER PRODUCTS

MISSION:

The mission of the credit department is to assist in the selling of the company's products to all qualified customers while protecting the company's investment in accounts receivable.

CREDIT PHILOSOPHY:

The company manufactures pulp, and paper products for a wide variety of end users. Each class of users has different degrees of risk. The company is willing to take a larger degree of risk in order to make our products available to a wider audience.

CREDIT DEPARTMENT GOALS:

The credit department sets goals each year. The goals will be based on the department's accomplishment of the prior year's goals, current market conditions, corporate goals, and the company's credit philosophy.

CREDIT STAFF AND RESPONSIBILITIES:

The Credit Department reports to the Director of Financial Planning and Analysis, who reports to the VP Administration and Planning. There are 6 staff positions within the Credit Department.

a. Director of Credit - Has over-all responsibility for the Credit Department
b. Two credit managers - Have responsibility for credit and collection for assigned products and geographic areas c. Accounts Receivable manger - Has responsibility for the integrity of corporate AR d. Two Credit Analyst - Assist AR manager and credit managers

CREDIT MANAGEMENT POLICIES:

Each new potential customer is reviewed by the appropriate credit manager and if warranted ask to complete and sign a credit application. A credit investigation to determine the creditworthiness of each new potential customer is performed by obtaining bank and trade reports or by pulling a credit report from a credit reporting agency or from an industry credit group. Financial statements are required at the discretion of the assigned credit manager. Credit lines are assigned at the discretion of the assigned credit manager. If no credit limit is assigned, all orders for the account are credit approved before production. Terms other than the industry or country "normal" require approval by the next level of management.

Customer will receive products as long as their account is current and within the approved line of credit. If a customer's account is not current or within the approved line of credit, each new order for the customer is reviewed by the assigned credit manager and must be manually approved before production. All efforts are made to proactively qualify orders for production.

COLLECTION MANAGEMENT POLICIES:

The Credit Department will collect all outstanding AR in a timely manner. Customer will be contacted by:

a. CSR or sales person responsible for account b. Directly by credit manager or other assigned credit personnel

Aging reports are produced weekly or on demand to assist CSR/sales and credit manager ascertain which accounts need collection effort. If a customer is unable or unwilling to pay their outstanding balance, the Credit Manager will consider placing the account with an authorized collection agency or collection attorney. Items are not written off to bad debt until all efforts to collect are exhausted
..

INFORMATION MANAGEMENT POLICIES:

The AR/credit system is CODA. CODA provides on line real time customer information. Weekly, monthly and on-demand aging reports are available to assist the credit mangers in account evaluations. Reports are provided to higher management as required. Each credit manager is a member of NACM and attends industry credit meeting. Each Credit Manager is responsible for his/her self education in credit management skills.

                                  Exhibit VIII
                        FORM OF LETTER OF CREDIT REQUEST


                                     [Date]




To:    [Bowater America Inc./Bowater Funding Inc.]
       55 East Camperdown Way
       Greenville, SC  29602

       Attention: Treasurer



                          Re: LETTER OF CREDIT REQUEST


Ladies and Gentlemen:

                  Reference is hereby made to the Amended and Restated Receivables Sale Agreement, dated as of December 1, 2005, among Bowater Incorporated and Bowater America Inc., as sellers, and Bowater Funding Inc., as buyer (as amended, supplemented, restated or otherwise modified from time to time, the "Agreement"). Capitalized terms used and not otherwise defined herein are used with the meanings attributed to them in the Agreement.

                  As payment for that portion of the Purchase Price of the Receivables to be sold to you on [date] by [Bowater Incorporated/Bowater America Inc.] pursuant to the Agreement that is calculated from the information below and in accordance with the Agreement, you are hereby requested to arrange for and obtain the issuance of a standby letter of credit with the following terms for your account:


     1.  Name  and  address  of  beneficiary:  _______________________
     2.  To be delivered  by  [overnight   carrier/teletransmission/mail/other
         (specify)]
     3.  Currency and amount:  US$_____________
     4.  Advising  bank name and address,  if applicable:  _________________
     5. Expiration date (not to exceed one year from the date of issuance or extension): __________________
     6. Credit to be available for payment against beneficiary's draft(s) drawn at sight accompanied by the following documents (check one):

        / / Statement purportedly signed by the beneficiary which reads as follows: ________________.

        Other Documents:  ______________________________

        / / Special Conditions (including, if you have a preference, selection of UCP or ISP98): ------------------------------

        /  / Issue substantially in form of attached specimen.

     7. [We hereby offer you a commission for this letter of credit, payable upon its issuance and delivery, of $___________.]

     8. [If the beneficiary specified above is a financial institution that is to issue its own undertaking based on this requested letter of credit:
          Request beneficiary to issue and deliver its (specify type of undertaking) ___________ in favor of ________________ for an amount not exceeding the amount specified above, effective immediately relative to (specify contract number or other pertinent reference) ____________ to expire on _________________. ]

     9. The requested letter of credit should state that it is being issued upon application of Bowater Funding Inc. at the request of [insert name of applicable Bowater affiliate].


         Sincerely,

         [BOWATER INCORPORATED/BOWATER AMERICA INC.], AS SELLER



         By:  __________________________________
         Name:
         Title:

                                   Schedule A
                       DOCUMENTS TO BE DELIVERED TO BUYER
          ON OR PRIOR TO EFFECTIVENESS OF THE AMENDMENT AND RESTATEMENT

     1. Executed copies of the Amended and Restated Receivables Sale Agreement, duly executed by the parties thereto.

     2. A certificate of each Seller's [Assistant] Secretary certifying:

     (a) A copy of the Resolutions of the Board of Directors of such Seller, authorizing such Seller's execution, delivery and performance of the Amended and Restated Receivables Sale Agreement and the other documents to be delivered by it thereunder;

     (b) A copy of the Organizational Documents of such Seller (also certified, to the extent that such documents are filed with any governmental authority, by the Secretary of State of the jurisdiction of organization of Seller on or within thirty (30) days prior to closing);

     (c) Good Standing Certificates for such Seller issued by the Secretary of State of its state of organization and each other jurisdiction where it has material operations; and

     (d) The names and signatures of the officers authorized on such Seller's behalf to execute the Amended and Restated Receivables Sale Agreement and any other documents to be delivered by it hereunder.

     3. One or more favorable opinions of internal and outside legal counsel for each Seller reasonably acceptable to Buyer (and the Administrative Agent) as to the following (it being understood that at a minimum, all UCC opinions and enforceability opinions are to come from outside counsel, as well as non-contravention of the Bowater Credit Agreement and other material financing agreements or indentures identified in an officer's certificate as being material to Bowater and its Subsidiaries taken as a whole):

     (a) Such Seller is a corporation, duly organized, validly existing, and in good standing under the laws of the State of ______________.

     (b) Such Seller has all requisite authority to conduct its business in each jurisdiction where failure to be so qualified would have a material adverse effect on such Seller's business.

     (c) The execution and delivery by such Seller of the Amended and Restated Receivables Sale Agreement and each other Transaction Document to which it is a party and its performance of its obligations thereunder have been duly authorized by all necessary organizational action and proceedings on the part of such Seller and will not:

     (i) require any action by or in respect of, or filing with, any governmental body, agency or official (other than the filing of UCC financing statements);

     (ii) contravene, or constitute a default under, any provision of applicable law or regulation or of its Organizational Documents or of any agreement, judgment, injunction, order, decree or other instrument binding upon such Seller; or

     (iii) result in the creation or imposition of any Adverse Claim on assets of such Seller (except as contemplated by the Amended and Restated Receivables Sale Agreement).

     (d) The Amended and Restated Receivables Sale Agreement and each other Transaction Document to which it is a party has been duly executed and delivered by such Seller and constitutes the legally valid, and binding obligation of such Seller enforceable in accordance with its terms, except to the extent the enforcement thereof may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally and subject also to the availability of equitable remedies if equitable remedies are sought.

     (e) In the event that the Amended and Restated Receivables Sale Agreement is held to create a transfer for security purposes rather than a true sale or other outright assignment, the provisions of the Amended and Restated Receivables Sale Agreement are effective to create valid security interests in favor of the applicable Transferee, in all of such Seller's right, title and interest, in and to the Receivables and Related Security described therein which constitute "accounts," "chattel paper" or "general intangibles" (each as defined in the UCC) (collectively, the "Opinion Collateral"), as security for the payment of a loan deemed to have been made by such Transferee to such Seller in an amount equal to the aggregate Purchase Prices (as defined therein) of the Receivables (as defined therein) sold by such Seller, together with all other obligations of such Seller thereunder.

     (f) Each of the UCC-1 Financing Statements naming such Seller as debtor, any Transferee, as secured party, and/or the Administrative Agent, as assignee of secured party to be filed in the [describe filing offices], is in appropriate form for filing therein. Upon filing of such UCC-1 Financing Statements in such filing offices and payment of the required filing fees, the security interest in favor of such Transferee in the Opinion Collateral transferred by such Seller will be perfected and assigned of record to the Administrative Agent.

     (g) Based solely on our review of the [describe UCC Search Reports], and assuming (i) the filing of the Financing Statements and payment of the required filing fees in accordance with paragraph (f) and (ii) the absence of any intervening filings between the date and time of the Search Reports and the date and time of the filing of the Financing Statements, the security interest of Buyer in the Opinion Collateral is prior to any security interest granted in the Opinion Collateral by such Seller, the priority of which is determined solely by the filing of a financing statement in the [describe filing offices].

     (h) To the best of the opinion giver's knowledge, there is no action, suit or other proceeding against any Seller or any Affiliate of any Seller, which would materially adversely affect the business or financial condition of any Seller and its Affiliates taken as a whole or which would materially adversely affect the ability of any Seller to perform its obligations under the Amended and Restated Receivables Sale Agreement.

     4. A "true sale" opinion and "substantive consolidation" opinion(s) of outside counsel for the Sellers with respect to the transactions contemplated by the Amended and Restated Receivables Sale Agreement.

     5. A Certificate of a Financial Officer of Bowater certifying that, as of the Closing Date, no Termination Event or Unmatured Termination Event exists and is continuing.

     6. Amended and Restated Performance Undertaking executed by Bowater in favor of the Buyer.

     7.Amended and Restated Loan Agreement and each of the closing documents described therein.

                                   Schedule B
                                NOTICE ADDRESSES





                  Sellers:

                  c/o Bowater Incorporated
                  55 East Camperdown Way
                  Greenville, SC  29602
                  Attention:        Treasurer
                  Facsimile:        (864) 282-9219
                  Telephone:        (864) 282-9413





                  Buyer:

                  Bowater Funding Inc.
                  55 East Camperdown Way
                  Greenville, SC  29602
                  Attention:        Treasurer
                  Facsimile:        (864) 282-9219
                  Telephone:        (864) 282-9413